                                                                    EXHIBIT 10.1

                               CREDIT AGREEMENT,



                           dated as of May 28, 1998,



                                     among



                             WHITTAKER CORPORATION

                               as the Borrower,



                                      and

                   CERTAIN COMMERCIAL LENDING INSTITUTIONS,

                                as the Lenders,



                                      and



                      CANADIAN IMPERIAL BANK OF COMMERCE,

                  as the Administrative Agent for the Lenders



                                      and

                      THE FIRST NATIONAL BANK OF CHICAGO,

                  as the Documentation Agent for the Lenders


                                 Arranged By:

                               CIBC OPPENHEIMER

                               TABLE OF CONTENTS


                                                                                                                           PAGE

I
     DEFINITIONS AND ACCOUNTING TERMS
     1.1.  Defined Terms......................................................................                                1
     1.2.  Use of Defined Terms...............................................................                               22
     1.3.  Cross-References...................................................................                               23
     1.4.  Accounting and Financial Determinations............................................                               23

II
     COMMITMENTS, BORROWING PROCEDURES AND NOTES
     2.1.    Commitments.....................................................................                                23
     2.1.1.   Term Loan Commitment...........................................................                                23
     2.1.2.   Revolving Loan Commitment of Each Lender.......................................                                24
     2.1.3.   Swing Loan Commitment..........................................................                                24
     2.1.4.   Lenders Not Permitted or Required To Make Loans................................                                24
     2.2.    Reduction of Commitment Amounts................... .............................                                25
     2.2.1.   Optional.......................................................................                                25
     2.2.2.   Mandatory......................................................................                                25
     2.2.3.   Special Letter of Credit Provisions............................................                                26
     2.3.    Borrowing Procedure................................ ............................                                26
     2.3.1.   Revolving Loans and Term Loans.................................................                                26
     2.3.2.   Swing Loans....................................................................                                27
     2.4.    Continuation and Conversion Elections...........................................                                27
     2.5.    Funding.........................................................................                                28
     2.6.    Notes...........................................................................                                28
     2.7.    Letter of Credit Procedure......................................................                                28
     2.8.    Increase in Aggregate Revolving Loan Commitments
             and/or Term Loan Commitment Amount..............................................                                30
     2.9.    Extension of Revolving Loan Stated Maturity Date................................                                31

III
     REPAYMENTS, PREPAYMENTS, INTEREST AND FEES
     3.1.    Repayments and Prepayments......................................................                                32
     3.1.1.   Payment Terms..................................................................                                32
     3.1.2.   Special Swing Loan Provisions..................................................                                34
     3.1.3.   Post Default Application of Payments...........................................                                35
     3.2.    Interest Provisions.............................................................                                36
     3.2.1.   Rates..........................................................................                                36
     3.2.2.   Post-Maturity Rates............................................................                                36
     3.2.3.   Payment Dates..................................................................                                36
     3.3.    Fees............................................................................                                37
     3.3.1.   Commitment Fee.................................................................                                37
     3.3.2.   Upfront Fees...................................................................                                37
     3.3.3.   Administrative Agent's Fee.....................................................                                37

                                                                                                                            PAGE
                                                                                                                            ----
     3.3.4.   Letter of Credit Fees.............................................................                              37
     3.4.    Agreement to Repay Letter of Credit Drawings with Revolving Loans..................                              38
     3.5.    Letter of Credit Participations....................................................                              39
     3.6.    Existing Letters of Credit.........................................................                              40

IV
     CERTAIN EURODOLLAR RATE AND OTHER PROVISIONS
     4.1.    Eurodollar Rate Lending Unlawful...................................................                              40
     4.2.    Deposits Unavailable...............................................................                              41
     4.3.    Increased Costs, etc...............................................................                              41
     4.4.    Funding Losses.....................................................................                              42
     4.5.    Increased Capital Costs............................................................                              42
     4.6.    Taxes..............................................................................                              43
     4.7.    Payments, Computations, etc........................................................                              45
     4.8.    Sharing of Payments................................................................                              45
     4.9.    Setoff.............................................................................                              46
     4.10.   Use of Proceeds....................................................................                              47
     4.11.   Discretion of Lenders as to Manner of Funding......................................                              47
     4.12    Substitution.......................................................................                              47

V

     CONDITIONS TO BORROWING
     5.1.  Initial Borrowing....................................................................                              48
     5.1.1.  Resolutions, etc...................................................................                              48
     5.1.2.  Delivery of Notes..................................................................                              49
     5.1.3.  Guaranty...........................................................................                              49
     5.1.4.  Payment of Outstanding Indebtedness, etc...........................................                              49
     5.1.5.  Security Agreement.................................................................                              49
     5.1.6.  Consents, etc......................................................................                              50
     5.1.7.  Solvency...........................................................................                              50
     5.1.8.  Opinions of Counsel................................................................                              50
     5.1.9.  Satisfactory Legal Form............................................................                              50
     5.1.10. Closing Fees, Expenses, etc........................................................                              51
     5.2.  All Borrowings.......................................................................                              51
     5.2.1.  Compliance with Warranties, No Default, etc........................................                              51
     5.2.2.  Borrowing Request..................................................................                              51

VI

     REPRESENTATIONS AND WARRANTIES
     6.1.  Organization, etc....................................................................                              52
     6.2.  Due Authorization, Non-Contravention, etc............................................                              52
     6.3.  Government Approval, Regulation, etc.................................................                              53
     6.4.  Validity, etc........................................................................                              53
     6.5.  Financial Information................................................................                              53
     6.6.  No Material Adverse Change...........................................................                              53


                                                                                                                            PAGE
                                                                                                                            ----
     6.7.   Litigation, Labor Controversies, etc..............................................                                53
     6.8.   Subsidiaries......................................................................                                54
     6.9.   Ownership of Properties...........................................................                                54
     6.10.  Compliance........................................................................                                54
     6.11.  Taxes.............................................................................                                55
     6.12.  Pension and Welfare Plans.........................................................                                55
     6.13.  Environmental Warranties..........................................................                                55
     6.14.  Existing Subordinated Debt........................................................                                56
     6.15.  Regulations U and X...............................................................                                56
     6.16.  Accuracy of Information...........................................................                                56

VII

     COVENANTS
     7.1.   Affirmative Covenants.............................................................                                57
     7.1.1.  Financial Information, Reports, Notices, etc.....................................                                57
     7.1.2.  Compliance with Laws, etc........................................................                                59
     7.1.3.  Maintenance of Properties........................................................                                60
     7.1.4.  Insurance........................................................................                                60
     7.1.5.  Books and Records................................................................                                60
     7.1.6.  Environmental Covenant...........................................................                                60
     7.1.7.  Maintenance of Existence.........................................................                                61
     7.1.8.  Accuracy of Information..........................................................                                61
     7.1.9.  Additional Guaranties and Collateral Documentation...............................                                61
     7.1.10. Leasehold Deeds of Trust.........................................................                                61
     7.1.11. Hazardous Materials Indemnity....................................................                                62
     7.2.   Negative Covenants................................................................                                62
     7.2.1.  Business Activities..............................................................                                63
     7.2.2.  Indebtedness.....................................................................                                63
     7.2.3.  Liens............................................................................                                65
     7.2.4.  Financial Condition..............................................................                                66
     7.2.5.  Investments......................................................................                                67
     7.2.6.  Restricted Payments, etc.........................................................                                68
     7.2.7.  Capital Expenditures.............................................................                                69
     7.2.8.  Rental Obligations...............................................................                                70
     7.2.9.  Consolidation, Merger, etc.......................................................                                70
     7.2.10. Asset Dispositions, etc..........................................................                                70
     7.2.11. Modification of Certain Agreements...............................................                                71
     7.2.12. Transactions with Affiliates.....................................................                                71
     7.2.13. Negative Pledges, Restrictive Agreements, etc....................................                                72

VIII

     EVENTS OF DEFAULT
     8.1.   Listing of Events of Default......................................................                                72
     8.1.1.  Non-Payment of Obligations.......................................................                                72
     8.1.2.  Breach of Warranty...............................................................                                72


                                                                                                                            PAGE
                                                                                                                            ----
     8.1.3.  Non-Performance of Certain Covenants and Obligations.............................                                73
     8.1.4.  Non-Performance of Other Covenants and Obligations...............................                                73
     8.1.5.  Default on Other Indebtedness....................................................                                73
     8.1.6.  Judgments........................................................................                                73
     8.1.7.  Pension Plans....................................................................                                73
     8.1.8.  Control of the Borrower..........................................................                                74
     8.1.9.  Bankruptcy, Insolvency, etc......................................................                                74
     8.1.10. Impairment of Security, etc......................................................                                75
     8.1.11. Liens on Shares of Subsidiaries..................................................                                75
     8.2.   Action if Bankruptcy..............................................................                                75
     8.3.   Action if Other Event of Default..................................................                                75

IX

     THE ADMINISTRATIVE AGENT
     9.1.   Actions...........................................................................                                76
     9.2.   Funding Reliance, etc.............................................................                                76
     9.3.   Exculpation.......................................................................                                77
     9.4.   Successor.........................................................................                                77
     9.5.   Credit Decisions..................................................................                                78
     9.6.   Copies, etc.......................................................................                                78

X

     MISCELLANEOUS PROVISIONS
     10.1.  Waivers, Amendments, etc..........................................................                                79
     10.2.  Notices...........................................................................                                80
     10.3.  Payment of Costs and Expenses.....................................................                                80
     10.4.  Indemnification...................................................................                                81
     10.5.  Survival..........................................................................                                82
     10.6.  Severability......................................................................                                82
     10.7.  Headings..........................................................................                                83
     10.8.  Execution in Counterparts, Effectiveness, etc.....................................                                83
     10.9.  Governing Law; Entire Agreement...................................................                                83
     10.10. Successors and Assigns............................................................                                83
     10.11. Sale and Transfer of Loans and Notes; Participations in Loans and Notes...........                                83
     10.11.1. Assignments.....................................................................                                83
     10.11.2. Participations..................................................................                                85
     10.12. Other Transactions................................................................                                86
     10.13. Judgment Currency.................................................................                                86
     10.15. Waiver of Jury Trial..............................................................                                87
     SECTION 10.16.
              Confidentiality; Disclosure.....................................................                                88

SCHEDULE I  - Revolving, Term and Aggregate Percentages
SCHEDULE II - Disclosure Schedule

                                                                            PAGE
                                                                            ----

SCHEDULE III- Guarantors
SCHEDULE IV - Existing Letters of Credit

EXHIBIT A  -  Form of Revolving Note
EXHIBIT B  -  Form of Term Note
EXHIBIT C  -  Form of Swingline Note
EXHIBIT D  -  Form of Borrowing Request
EXHIBIT E  -  Form of Continuation/Conversion Notice
EXHIBIT F  -  Form of Lender Assignment Agreement
EXHIBIT G  -  Form of Opinion of Counsel to the Borrower
EXHIBIT H  -  Form of Form of Guaranty
EXHIBIT I  -  Form of Security Agreement
EXHIBIT J  -  Form of Certificate of Solvency

                                 CREDIT AGREEMENT


     This CREDIT AGREEMENT is dated as of May 28, 1998, among WHITTAKER CORPORATION, a Delaware corporation (the "Borrower"), the various financial
                                          --------
institutions as are or may become parties hereto as lenders(collectively, the "Lenders"), CIBC INC. ("CIBC Inc."), as Swingline Lender, CANADIAN IMPERIAL BANK
--------                --------
OF COMMERCE ("CIBC"), as administrative agent for the Lenders (herein, in such
              ----
capacity, called the "Administrative Agent") and THE FIRST NATIONAL BANK OF
                      --------------------
CHICAGO, as documentation agent for the Lenders (herein, in such capacity, the "Documentation Agent").
--------------------

                                 W I T N E S S E T H:

     WHEREAS, the Borrower desires to obtain Commitments from the Lenders pursuant to which Loans and Letters of Credit, in a maximum aggregate principal amount at any one time outstanding not to exceed $85,000,000 (subject to increase pursuant to Section 2.8), will be made to the Borrower, or issued for
                     -----------
the account of the Borrower or one or more of its Subsidiaries, from time to time prior to the applicable Commitment Termination Date for such Commitments; and

     WHEREAS, the Lenders are willing, on the terms and subject to the conditions hereinafter set forth (including Article V), to extend such
                                            ---------
Commitments and make such Loans to the Borrower and to issue Letters of Credit for the account of the Borrower or one or more of its Subsidiaries; and

     WHEREAS, the proceeds of such Loans will be used

          (a) to make payment in full, concurrently with the initial Borrowing hereunder, of all Indebtedness identified in Item 7.2.2(b) ("Indebtedness
                                                  -------------
     to be Paid") of the Disclosure Schedule; and

          (b) for general corporate purposes, including working capital, capital expenditures, refinancing, acquisitions and investments of the Borrower and its Subsidiaries;

     NOW, THEREFORE, the parties hereto agree as follows:


                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS

     SECTION  1.1.  Defined Terms.  The following terms (whether or not
                    -------------
underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "Administrative Agent" is defined in the preamble and includes each other
      --------------------                    --------
Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to Section 9.4.
                  -----------

     "Affiliate" of any Person means any other Person which, directly or
      ---------
indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "Aggregate Percentage" means, relative to any Lender, the percentage set
      --------------------
forth opposite its name on Schedule I under the caption "Aggregate Percentage" or as set forth in its Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to Section 2.8 or pursuant to Lender
                                       -----------
Assignment Agreements executed by such Lender and its Assignee Lenders and delivered pursuant to Section 10.11.
                      -------------

     "Agreement" means, on any date, this Credit Agreement as originally in
      ---------
effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

     "Alternate Base Rate" means, on any date and with respect to all Base Rate
      -------------------
Loans, a fluctuating rate of interest per annum equal to the higher of

          (a) the rate of interest most recently announced by the Administrative Agent at its Domestic Office as its reference rate; or

          (b) the Federal Funds Rate most recently determined by the Administrative Agent plus 50 basis points.

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by the Administrative Agent or any other Lender in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate.

     "Applicable Base Rate Margin" is the rate per annum determined for Base
      ---------------------------
Rate Loans by reference to the definition of the term "Applicable Margin."

     "Applicable Eurodollar Rate Margin" is the rate per annum determined for
      ---------------------------------
Eurodollar Rate Loans by reference to the definition of the term "Applicable Margin."

     "Applicable Margin" means, in the case of the Commitment Fee or any Base
      -----------------
Rate Loan or Eurodollar Rate Loan, a rate per annum determined by reference to the Borrower's Leverage Ratio as follows (expressed in basis points):




                          REVOLVING LOANS                       TERM LOANS
                          ---------------                       ----------
                     APPLICABLE        APPLICABLE        APPLICABLE        APPLICABLE
LEVERAGE             BASE RATE         EURODOLLAR         BASE RATE        EURODOLLAR         COMMITMENT
RATIO                 MARGIN          RATE MARGIN         MARGIN           RATE MARGIN           FEE
---------------------------------------------------------------------------------------------------------
Less than
1.75                  50.00             175.00             150.00            275.00             37.50

Greater than          75.00             200.00             150.00            275.00             37.50
or equal to
1.75, but
less than 2.25

Greater than         100.00             225.00             150.00            275.00             37.50
or equal to
2.25, but
less than 2.75

Greater than         125.00             250.00             150.00            275.00             50.00
or equal to
2.75, but
less than 3.25

3.25 or              150.00             275.00             175.00            300.00             50.00
greater


The "Applicable Margin"shall be adjusted on the first day of each January,
     -----------------
April, July and October (or, if such day is not a Business Day, on the next succeeding Business Day), based on the Leverage Ratio as of the last day of the preceding Fiscal Quarter. If the Borrower should fail to deliver in a timely manner a certificate required under Section 7.1.1(d) hereof, then, until the
                                    ----------------
Borrower shall have provided such certificate, it shall be presumed that the Leverage Ratio as of the end of the preceding Fiscal Quarter was greater than
3.25 (and, from the date of the delivery of such certificate, the Applicable Margin for all Base Rate Loans and Eurodollar Rate Loans, and for the Commitment Fee, shall be determined by reference to such certificate). Notwithstanding the foregoing, from the Effective Date through October 31, 1998, it shall be presumed that the

Leverage Ratio for such period was greater than 3.25, and on November 1, 1998, the Applicable Margin shall be established based on the Leverage Ratio as of July 31, 1998.

     "Arranger" means CIBC Oppenheimer.
      --------

     "Assignee Lender" is defined in Section 10.11.1.
      ---------------                ---------------

     "Authorized Officer" means, relative to any Obligor, those of its officers
      ------------------
whose signatures and incumbency shall have been certified to the Administrative Agent and the Lenders pursuant to Section 5.1.1.
                                  -------------

     "Base Rate Loan" means a Loan bearing interest at a fluctuating rate
      --------------
determined by reference to the Alternate Base Rate.

     "Bermite Development Agreement" means the Development Agreement by and
      -----------------------------
among the Borrower, Whittaker Porta Bella (as successor in interest to Whittaker Bermite Corporation) and Northholme Partners (as successor in interest to The Anden Group) dated as of August 1, 1991, relating to the development of the Bermite Land, as amended to date and as such agreement may hereafter be amended, supplemented or otherwise modified from time to time.

     "Bermite Land" means certain real property located in the city of Santa
      ------------
Clarita consisting of approximately 996 acres and owned by Whittaker Porta
Bella.

     "Bermite/Santa Clarita Agreement" means the Development Agreement dated as
      -------------------------------
of March 28, 1996 by and between the City of Santa Clarita and Whittaker Porta Bella relating to the development of the Bermite Land.

     "Borrower" is defined in the preamble.
      --------                    --------

     "Borrowing" means the Loans of the same Type made on the same Business Day
      ---------
and pursuant to the same Borrowing Request in accordance with Section 2.3.
                                                              -----------

     "Borrowing Request" means a loan request and certificate duly executed by
      -----------------
an Authorized Officer of the Borrower, substantially in the form of Exhibit D
                                                                    ---------
hereto.

     "Business Day" means
      ------------

          (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York; and

          (b) which is, in addition to the requirements set forth in clause (a), relative to the making, continuing, prepaying or repaying of any Eurodollar Rate Loans, any day on which dealings in Dollars are carried on in the London eurodollar interbank market.

     "Capital Expenditures" means, for any period, the aggregate amount of (i)
      --------------------
all expenditures of the Borrower and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures (including, without limitation, the aggregate amount of all Capitalized Lease Liabilities incurred during such period) and
(ii) all consideration paid or Indebtedness assumed by the Borrower or its Subsidiaries in connection with any acquisition of a business.

     "Capitalized Lease Liabilities" means the amount of all monetary
      -----------------------------
obligations of the Borrower or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

     "Cash Equivalent Investment" means, at any time:
      --------------------------

          (a) any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government or any state thereof;

          (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by

               (i) a corporation (other than an Affiliate of the Borrower) organized under the laws of any state of the United States or of the District of Columbia and, at the time of acquisition, rated A-l or better by Standard & Poor's Corporation or P-l or better by Moody's Investors Service, Inc., or

               (ii)  any Lender (or its holding company);

          (c) any money market account, certificate of deposit, time deposit, eurodollar time deposit or bankers acceptance, maturing not more than one year after such time, which is issued by either

               (i) a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, or

               (ii)  any Lender; or

          (d) any repurchase or reverse repurchase agreement entered into with any Lender (or other commercial banking institution of the stature referred to in clause (c)(i))
           -------------

               (i) which is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through
                                                         -----------
          (c); and
          ---

               (ii) the security for which has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Lender (or other commercial banking institution) thereunder.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and
      ------
Liability Act of 1980, as amended.

     "CERCLIS" means the Comprehensive Environmental Response Compensation
      -------
Liability Information System List.

     "Change in Control" means
      -----------------

          (a) the failure of Joseph F. Alibrandi to serve as the Chairman and Chief Executive Officer of the Borrower at any time prior to the first anniversary of the Effective Date, except in the event of death or disability or termination "for cause" as determined by the Board of Directors of the Borrower; or

          (b) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of
     1934) of 35% or more of the outstanding shares of voting stock of the Borrower.

     "CIBC" is defined in the preamble.
      ----                    --------

     "CIBC Inc." is defined in the preamble.
      --------                     --------

     "Code" means the Internal Revenue Code of 1986, as amended, reformed or
      ----
otherwise modified from time to time.

     "Collateral" means, collectively, the property described as collateral in
      ----------
the Collateral Documents.

     "Collateral Documents" means, collectively, the Security Agreement, the
      --------------------
Leasehold Deeds of Trust, all collateral documentation executed pursuant to
Section 7.1.9 or otherwise to pledge property and interests as collateral
-------------
security for the Obligations.

     "Commitment" means, as the context may require, a Lender's Revolving Loan
      ----------
Commitment or Term Loan Commitment or the Swingline Lender's Swingline
Commitment.

     "Commitment Amount" means, as the context may require, the Revolving Loan
      -----------------
Commitment Amount, the Term Loan Commitment Amount or the Swing Loan Commitment Amount.

     "Commitment Fee" is defined in Section 3.3.1.
      --------------                -------------

     "Commitment Termination Date" means, as the context may require, either the
      ---------------------------
Revolving Loan Commitment Termination Date or the Term Loan Commitment Termination Date.

     "Commitment Termination Event" means
      ----------------------------

          (a)  the occurrence of any Event of Default described in Section
                                                                   -------
     8.1.9; or

          (b) the occurrence and continuance of any other Event of Default and either

               (i) the declaration of the Loans to be due and payable pursuant to Section 8.3, or
             -----------

               (ii) in the absence of such declaration, the giving of written notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

     "Contingent Liability" means any agreement, undertaking or arrangement by
      --------------------
which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person, including, without limitation, any "keep well" obligation or completion guaranty. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

     "Continuation/Conversion Notice" means a notice of continuation or
      ------------------------------
conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit E hereto.
                                       ---------

     "Controlled Group" means all members of a controlled group of corporations
      ----------------
and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or
Section 4001 of ERISA.

     "Default" means any Event of Default or any condition, occurrence or event
      -------
which, after notice or lapse of time or both, would constitute an Event of Default.

     "Disclosure Schedule" means the Disclosure Schedule attached hereto as
      -------------------
Schedule II, as it may be amended, supplemented or otherwise modified from time
-----------
to time by the Borrower with the written consent of the Majority Lenders.

     "Documentation Agent" is defined in the preamble.
      -------------------                    --------

     "Dollar" and the sign "$" mean lawful money of the United States.
      ------                -

     "Domestic Office" means, relative to any Lender, the office of such Lender
      ---------------
designated as such below its signature hereto or designated in the Lender Assignment Agreement or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by written notice from such Lender, as the case may be, to each other Person party hereto.

     "EBITDA" means, for any period, without duplication, the net income of the
      ------
Borrower and its consolidated Subsidiaries plus, to the extent deducted in
                                           ----
determining net income, the Borrower's and its consolidated Subsidiaries' interest expense, income taxes, depreciation, amortization and other non-cash or non-recurring expenses, minus, to the extent included in net income, any non-
                        -----
cash or non-recurring gains of the Borrower and its consolidated Subsidiaries, and plus up to $2,000,000 of cash expenses associated with the disposition,
    ----
closure or liquidation of Aviant Information, Inc.  EBITDA shall be calculated
(i) after giving pro forma effect to any acquisition or divestiture by the Borrower or its Subsidiaries during such period and (ii) after excluding Whittaker Communications and Whittaker Power Storage from such calculation. For the Fiscal Quarter ending July 31,

1998 only, EBITDA shall be calculated by multiplying year-to-date EBITDA by four and dividing the resulting product by three. For all Fiscal Quarters ending on and after October 31, 1998, EBITDA shall be calculated on a trailing four-quarter basis at the end of each Fiscal Quarter.

     "Effective Date" means the date on which the conditions to the initial
      --------------
Borrowing shall have been satisfied or waived pursuant to Section 5.1.
                                                          -----------

     "Eligible Assignee" means (a) a financial institution organized under the
      -----------------
laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the
--------
United States of America; (c) a Person that is engaged in the business of commercial finance and that is (i) a Subsidiary of a Lender, (ii) a Subsidiary of a Person of which a Lender is a Subsidiary, or (iii) a Person of which a Lender is a Subsidiary or (d) any insurance company, mutual fund or other financial institution or fund which has been approved in writing (or, in the case of the Borrower, deemed approved as provided below) by the Borrower and the Administrative Agent as an Eligible Assignee for purposes of this Agreement, provided that in each such case such approval shall not be unreasonably
--------
withheld, and provided, further, that if the Borrower is requested in writing at
              --------  -------
any time to approve any Person as an Eligible Assignee hereunder and the Administrative Agent has not received notice from the Borrower, within seven Business Days after receipt by the Borrower of such request, that the Borrower does not approve such Person as an Eligible Assignee, the Borrower shall be deemed to have approved such Person as an Eligible Assignee.

     "Environmental Action" means any administrative, regulatory or judicial
      --------------------
action, suit, demand, demand letter, claim, notice of non-compliance or violation, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law or any Environmental Permit including, without limitation, (a) any claim by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any Environmental Law and (b) any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

     "Environmental Laws" means all applicable federal, state or local statutes,
      ------------------
laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

     "Environmental Permit" means any permit, approval, identification number,
      --------------------
license or other authorization required under any Environmental Law.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

     "Eurodollar Office" means, relative to any Lender, the office of such
      -----------------
Lender designated as such below its signature hereto or designated in the Lender Assignment Agreement or such other office of a Lender as designated from time to time by notice from such Lender to the Borrower and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining Eurodollar Rate Loans of such Lender hereunder.

     "Eurodollar Rate" means, relative to the Interest Period for each
      ---------------
Eurodollar Rate Loan comprising all or any part of the same Borrowing, the rate of interest equal to (a) the interest rate per annum for deposits in U.S. dollars and for a period approximately equal to such Interest Period which appears on page 3750 of the Dow Jones Telerate Screen as of 11:00 a.m. London time two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, or (b) if such a rate does not appear on page 3750 of the Dow Jones Telerate Screen, the average (rounded upwards, if necessary, to the nearest 1/100 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to the Administrative Agent in the interbank market as at or about 11:00 a.m. New York time two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and for a period equal to such Interest Period.

     "Eurodollar Rate Loan" means a Loan bearing interest, at all times during
      --------------------
an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the Eurodollar Rate (Reserve Adjusted).

     "Eurodollar Rate (Reserve Adjusted)" means, relative to any Loan to be
      ----------------------------------
made, continued or maintained as, or converted into, a Eurodollar Rate Loan for any Interest Period, a rate per annum

(rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

            Eurodollar Rate  =              Eurodollar Rate
                                 ------------------------------------
            (Reserve Adjusted)    1.00 - Eurodollar Reserve Percentage

The Eurodollar Rate (Reserve Adjusted) for the Interest Period for each Eurodollar Rate Loan comprising part of the same Borrowing will be determined by the Administrative Agent two Business Days before the first day of such Interest Period.

     "Eurodollar Reserve Percentage" means, relative to each Interest Period, a
      -----------------------------
percentage (expressed as a decimal) equal to the daily average during such Interest Period of the percentages in effect on each day of such Interest Period, as prescribed by the F.R.S. Board, for determining the maximum aggregate reserve requirements (including any emergency, supplemental or other marginal reserve requirement) applicable to "Eurocurrency Liabilities" pursuant to Regulation D or any other applicable regulation issued from time to time by the F.R.S. Board which prescribes reserve requirements applicable to "Eurocurrency Liabilities" as currently defined in Regulation D having a term approximately equal or comparable to such Interest Period.

     "Event of Default" is defined in Section 8.1.
      ----------------                -----------

     "Existing Letters of Credit" means the letters of credit described in
      --------------------------
Schedule IV.

     "Existing Subordinated Debt" means that certain promissory  note dated as
      --------------------------
of April 24, 1995 in the original principal amount of $15,000,000 payable by the Borrower to Hughes Electronics Corporation.

     "Expansion Capital Expenditures" means any Capital Expenditure of the
      ------------------------------
Borrower or any of its Subsidiaries which is not properly characterized as a Maintenance Capital Expenditure.

     "Federal Funds Rate" means, for any period, a fluctuating interest rate per
      ------------------
annum equal for each day during such period to

          (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

          (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative

     Agent from three federal funds brokers of recognized standing selected by it.

     "Fiscal Quarter" means any quarter of a Fiscal Year.
      --------------

     "Fiscal Year" means any period of twelve consecutive calendar months ending
      -----------
on October 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g. the "1997 Fiscal Year" refer to the Fiscal Year ending on
               ----
October 31, 1997).

     "Fixed Charge Coverage Ratio" means, except as otherwise provided in the
      ---------------------------
second following sentence, for any period, the ratio of (a) EBITDA minus
                                                                   -----
Maintenance Capital Expenditures for the trailing four quarters ending on such date to (b) the sum of (i) the Borrower's and its Subsidiaries' consolidated interest expense (exclusive of interest income but in no event less than zero)(each as defined under GAAP) for the trailing four quarters ending on such date plus (ii) the Borrower's and its Subsidiaries' income tax expense for such
     ----
period and plus (iii) scheduled principal payments of the Borrower and its
           ----
Subsidiaries on Indebtedness for borrowed money or for Capitalized Lease Liabilities for the trailing four quarters ending on such date. For the Fiscal Quarter ending July 31, 1998 only, the "Fixed Charge Coverage Ratio" shall mean the ratio of (a) EBITDA minus the product of (i) 4/3 times (ii) year-to-date
                        -----                        -----
Maintenance Capital Expenditures for the trailing three quarters ending July 31, 1998 to (b) the product of (i) 4/3 times (ii) the sum of (x) the Borrower's and
                                   -----
its Subsidiaries' year-to-date consolidated interest expense (exclusive of interest income but in no event less than zero)(each is defined under GAAP) plus
                                                                            ----
(y) the Borrower's and its Subsidiaries' year-to-date income tax expense and plus (z) year-to-date scheduled principal payments of the Borrower and its
----
Subsidiaries on Indebtedness for borrowed money or for Capitalized Lease Liabilities. For purposes of this definition (a) Maintenance Capital Expenditures shall be calculated after excluding (i) all Maintenance Capital Expenditures of Whittaker Xyplex, Inc. and Xyplex, Inc. and (ii) all Maintenance Capital Expenditures of Whittaker Communications and Whittaker Power Storage made prior to the Effective Date and (b) principal payments shall be calculated after excluding all principal payments made prior to the Effective Date.

     "Fronting Fee" is defined in Section 3.3.4.
      ------------                -------------

     "F.R.S. Board" means the Board of Governors of the Federal Reserve System
      ------------
or any successor thereto.

     "Funded Debt" means the consolidated Indebtedness of the Borrower and its
      -----------
Subsidiaries of the nature referred to in
clauses (a), (b), (c) and (f) of the definition of "Indebtedness".
-----------  ---  ---     ---                       ------------

     "GAAP" is defined in Section 1.4.
      ----                -----------

     "Guaranty" means the guaranty dated the date hereof executed and delivered
      --------
by the Guarantors pursuant to Section 5.1.3, and any guaranty executed and
                              -------------
delivered by a Guarantor pursuant to Section 7.1.9 hereof, each of which shall
                                     -------------
be substantially in the form of Exhibit H hereto, as amended, supplemented,
                                ---------
restated or otherwise modified from time to time.

     "Guarantors" means, collectively, each of the Borrower's domestic
      ----------
Subsidiaries listed on Schedule III hereto and any other domestic Subsidiary of the Borrower that executes a Guaranty pursuant to the provisions of Section
                                                                    -------
7.1.9.
-----

     "Hazardous Material" means
      ------------------

          (a)  any "hazardous substance", as defined by CERCLA;

          (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended;

          (c)  any petroleum product; or

          (d) any pollutant or contaminant or hazardous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous or toxic waste, substance or material, all as amended or hereafter amended.

     "Hazardous Materials Indemnity" means that certain Hazardous Materials
      -----------------------------
Indemnity to be executed and delivered by the Borrower and Whittaker Controls pursuant to Section 7.1.11, in form and substance reasonably satisfactory to the
            --------------
Administrative Agent, as amended, supplemented, restated or otherwise modified from time to time.

     "Hedging Obligations" means, with respect to any Person, all liabilities of
      -------------------
such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

     "herein", "hereof", "hereto", "hereunder" and similar terms contained in
      ------    ------    ------    ---------
this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

     "Impermissible Qualification" means, relative to the opinion or
      ---------------------------
certification of any independent public accountant as to any financial statement of the Borrower, any qualification or exception to such opinion or certification

          (a)  which is of a "going concern" or similar nature;

          (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

          (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in default of any of its obligations under Section
                                                                   -------
     7.2.4.

     "including" means including without limiting the generality of any
      ---------
description preceding such term.

     "Indebtedness" of any Person means, without duplication:
      ------------

          (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

          (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit (excluding letters of credit directly or indirectly backstopped by Letters of Credit issued hereunder), whether or not drawn, and banker's acceptances issued for the account of such Person;

          (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities;

          (d)  net liabilities of such Person under all Hedging Obligations;

          (e) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse unless recourse for such indebtedness is limited to specified property of such Person, in which event the amount of such indebtedness shall not exceed the value of such property; and

          (f) all Contingent Liabilities of such Person in respect of any of the foregoing.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, to the extent such Person is liable therefor.

     "Indemnified Liabilities" is defined in Section 10.4.
      -----------------------                ------------

     "Indemnified Parties" is defined in Section 10.4.
      -------------------                ------------

     "Interest Period" means, relative to any Eurodollar Rate Loans, the period
      ---------------
beginning on (and including) the date on which such Eurodollar Rate Loan is made or continued as, or converted into, a Eurodollar Rate Loan pursuant to Section
                                                                       -------
2.3 or 2.4 and shall end on (but exclude) the day which numerically corresponds
---    ---
to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month) or for such other time period for which the Administrative Agent shall determine that Dollar deposits are generally available in the interbank market, in either case as the Borrower may select in its relevant notice pursuant to Section 2.3 or
                                                              -----------
2.4; provided, however, that
---  --------  -------

          (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than seven (7) different dates;

          (b) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

          (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

          (d) no Interest Period may end later than the date set forth in clause (a) of the definition of "Revolving Commitment Termination Date," in
     ----------                       -------------------------------------
     the case of Interest Periods for Revolving Loans, or the date set forth in clause
     ------

(a) of the definition of "Term Loan Commitment Termination Date," in the case
---                       -------------------------------------
of Interest Periods for Term Loans.

     "Investment" means, relative to any Person,
      ----------

          (a) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business);

          (b)  any Contingent Liability of such Person; and

          (c) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

     "L/C Fees" is defined in Section 3.3.4.
      --------                -------------

     "L/C Issuer" shall mean CIBC, and its successors and assigns or, with the
      ----------
written consent of CIBC, the Borrower and any Lender, such other Lender.

     "Leasehold Deeds of Trust" means the Leasehold Deeds of Trust to be
      ------------------------
executed and delivered by the Borrower and Whittaker Controls pursuant to
Section 7.1.10, in form and substance reasonably satisfactory to the
--------------
Administrative Agent, as amended, supplemented, restated or otherwise modified from time to time.

     "Lender Assignment Agreement" means a Lender Assignment Agreement
      ---------------------------
substantially in the form of Exhibit F hereto.
                             ---------

     "Lenders" is defined in the preamble.
      -------                    --------

     "Letter of Credit" means the Existing Letters of Credit and each standby
      ----------------
letter of credit issued at the request and for the account of the Borrower or one or more of its Subsidiaries pursuant to Section 2.7.
                                            -----------

     "Leverage Ratio" means the ratio of (a) Funded Debt as of the last day of
      --------------
any Fiscal Quarter to (b) EBITDA as of the last day of such Fiscal Quarter.

     "Lien" means any security interest, mortgage, pledge, hypothecation,
      ----
assignment, deposit arrangement, encumbrance, lien

(statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

     "Loan" means, as the context may require, a Revolving Loan, a Term Loan or
      ----
a Swing Loan of any Type made hereunder.

     "Loan Document" means this Agreement, the Notes, the Guaranty, the
      -------------
Leasehold Deeds of Trust, the Security Agreement, each document executed by the Borrower or any Guarantor as collateral security for the Obligations and each other agreement, document or instrument delivered in connection with this Agreement and the Notes that is designated by the parties thereto as a Loan Document.

     "Maintenance Capital Expenditures" means any Capital Expenditures by the
      --------------------------------
Borrower or its Subsidiaries which are made to maintain or restore the condition or usefulness of property of the Borrower or its Subsidiaries or which are made in the ordinary course of business but which are not properly chargeable to repairs and maintenance in accordance with GAAP.

     "Majority Lenders" means, at any time, Lenders holding at least 51% of the
      ----------------
then aggregate Commitments.

     "Material Adverse Effect" means any circumstances or event which (i) has a
      -----------------------
material adverse effect upon the validity or enforceability of this Agreement, the Notes or any other Loan Document, (ii) is material and adverse to the financial condition, business operations or property of the Borrower and the Guarantors, taken as a whole, or (iii) materially impairs the ability of the Borrower and the Guarantors to fulfill their obligations under this Agreement, the Notes or any other Loan Document to which they are a party.

     "Monthly Payment Date" means the last day of each calendar month or, if any
      --------------------
such day is not a Business Day, the next succeeding Business Day.

     "New Lender" is defined in Section 2.8.
      ----------                -----------

     "Northholme Partners" means Northholme Partners, a California limited
      -------------------
partnership.

     "Note" means, as the context may require, either a Revolving Note, a Term
      ----
Note or the Swingline Note.

     "Notes" means the Revolving Notes, the Term Notes and the Swingline Note.
      -----

     "Obligations" means all obligations (monetary or otherwise) of the Borrower
      -----------
and each other Obligor arising under or in connection with this Agreement, the Notes and each other Loan Document.

     "Obligor" means the Borrower, a Guarantor or any other Person (other than
      -------
the Administrative Agent, the Documentation Agent, the L/C Issuer, the Swingline Lender or any Lender) obligated under any Loan Document.

     "Organic Document" means, relative to any Person, its certificate or
      ----------------
articles of incorporation, its partnership agreement, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock.

     "Participant" is defined in Section 10.11.2.
      -----------                ---------------

     "PBGC" means the Pension Benefit Guaranty Corporation and any entity
      ----
succeeding to any or all of its functions under ERISA.

     "Pension Plan" means a "pension plan", as such term is defined in section
      ------------
3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

     "Percentage" means, as the context may require, a Lender's Revolving
      ----------
Percentage, Term Percentage or Aggregate Percentage.

     "Person" means any natural person, corporation, limited liability company,
      ------
partnership, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

     "Plan" means any Pension Plan or Welfare Plan.
      ----

     "Quarterly Payment Date" means the last day of each February, May, August,
      ----------------------
and November or, if any such day is not a Business Day, the next succeeding Business Day.

     "Release" means a "release", as such term is defined in CERCLA.
      -------

     "Required Lenders" means, at any time, Lenders holding at least 66 2/3% of
      ----------------
the then aggregate Commitments.

     "Resource Conservation and Recovery Act" means the Resource Conservation
      --------------------------------------
and Recovery Act, 42 U.S.C. Section 6901, et seq., as in effect from time to
                                          -- ---
time.

     "Revolving Loan" is defined in Section 2.1.2.
      --------------                -------------

     "Revolving Loan Commitment" is defined in Section 2.1.2.
      -------------------------                -------------

     "Revolving Loan Commitment Amount" means, on any date, $45,000,000, as such
      --------------------------------
amount may be reduced from time to time pursuant to Section 2.2 or increased
                                                    -----------
pursuant to Section 2.8, minus the aggregate principal amount of indebtedness of
            -----------  -----
the Borrower to the Swingline Lender resulting from outstanding Swing Loans, minus the aggregate undrawn face amount of outstanding Letters of Credit
-----
(determined, in the case of Letters of Credit not denominated in Dollars, as provided in Section 2.7).
            -----------

     "Revolving Loan Commitment Termination Date" means the earliest of
      ------------------------------------------

          (a) the Stated Maturity Date for Revolving Loans;

          (b) the date on which the Revolving Loan Commitments of the Lenders are terminated in full or reduced to $20,000,000 or less pursuant to
     Section 2.2; and
     -----------

          (c) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clause (b) or (c), the Revolving
                                              ----------    ---
Loan Commitments shall terminate automatically and without any further action.

     "Revolving Note" means a promissory note of the Borrower payable to any
      --------------
Lender in the form of Exhibit A hereto (as such promissory note may be amended,
                      ---------
endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "Revolving Percentage" means, relative to any Lender for all Revolving
      --------------------
Loans made or Letters of Credit issued, the percentage set forth opposite its name on Schedule I under the caption "Revolving Percentage" or as set forth in its Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to Section 2.8 or pursuant to Lender Assignment Agreements
                 -----------
executed by such Lender and its Assignee Lenders and delivered pursuant to

Section 10.11.
-------------

     "Security Agreement" means the Security Agreement executed and delivered by
      ------------------
the Borrower and the Guarantors pursuant to Section 5.1.5, substantially in the
                                            -------------
form of Exhibit I hereto, as amended, supplemented, restated or otherwise
        ---------
modified from time to time.

     "Significant Subsidiary" means each Subsidiary of the Borrower that
      ----------------------

          (a)  is designated with an asterisk in Item 6.8 ("Existing
                                                 --------
     Subsidiaries") of the Disclosure Schedule;

          (b) accounted for at least 5% of consolidated revenues of the Borrower and its Subsidiaries for the four Fiscal Quarters of the Borrower for which financial statements are available ending on the last day of the last Fiscal Quarter of the Borrower immediately preceding the date as of which any such determination is made; or

          (c) has assets which represent at least 5% of the consolidated assets of the Borrower and its Subsidiaries as of the last day of the last Fiscal Quarter of the Borrower immediately preceding the date as of which any such determination is made,

     "Stated Maturity Date" means
      --------------------

          (a) in the case of any Revolving Loan or Swing Loan, May 30, 2001, subject to extension pursuant to Section 2.9; and
                                      -----------

          (b) in the case of any Term Loan, May 30, 2003.

     "Subordinated Debt" means the Existing Subordinated Debt and all other
      -----------------
unsecured Indebtedness of the Borrower for money borrowed which is subordinated, upon terms satisfactory to the Administrative Agent, in right of payment to the payment in full in cash of all Obligations.

     "Subsidiary" means, with respect to any Person, any corporation of which
      ----------
more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person; provided, however, that the term "Subsidiary"
                                   --------  -------
shall not include any Unrestricted Subsidiary.

     "Swingline Commitment" is defined in Section 2.1.3.
      --------------------                -------------

     "Swingline Lender" is defined in the preamble.
      ----------------

     "Swingline Note" means a promissory note of the Borrower payable to the
      --------------
Swingline Lender in the form of Exhibit C hereto (as such promissory note may be
                                ---------
amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to the Swingline Lender resulting from outstanding Swing Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "Swing Loan" means each Loan made by the Swingline Lender pursuant to the
      ----------
Swingline Commitment.

     "Swing Loan Commitment Amount" means, on any date, $5,000,000, as such
      ----------------------------
amount may be reduced from time to time pursuant to Section 2.2.
                                                    -----------

     "Taxes" is defined in Section 4.6.
      -----                -----------

     "Term Loan" is defined in Section 2.1.1.
      ---------                -------------

     "Term Loan Commitment" means, relative to any Lender, such Lender's
      --------------------
obligation to make Term Loans pursuant to Section 2.1.1.
                                          -------------

     "Term Loan Commitment Amount" means, on any date, $40,000,000, as such
      ---------------------------
amount may be reduced from time to time pursuant to Section 2.2 or increased
                                                    -----------
pursuant to Section 2.8.
            -----------

     "Term Loan Commitment Termination Date" means the earliest of
      -------------------------------------

     (a)  May 30, 2003;

     (b) the date on which the Term Loan Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and
                                    -----------

     (c)  the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clause (b) or (c), the Term Loan
                                              ----------    ---
Commitments shall terminate automatically and without any further action.

     "Term Note" means a promissory note of the Borrower payable to any Lender,
      ---------
in the form of Exhibit B hereto (as such promissory note may be amended,
               ---------
endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the

Borrower to such Lender resulting from such Lender's Term Loan, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "Term Percentage" means, relative to any Lender for its Term Loan made, the
      ---------------
percentage set forth opposite its name on Schedule I under the caption "Term Percentage" or as set forth in its Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to Section 2.8 or pursuant
                                                         -----------
to Lender Assignment Agreements executed by such Lender and its Assignee Lenders and delivered pursuant to Section 10.11.
                          -------------

     "Title Company" means First American Title Company of Los Angeles or such
      -------------
other title insurance company as may be reasonably acceptable to the Administrative Agent.

     "type" or "Type" means, relative to any Loan, the portion thereof, if any,
      ----      ----
being maintained as a Base Rate Loan or a Eurodollar Rate Loan.

     "United States" or "U.S." means the United States of America, its fifty
      -------------      ----
States and the District of Columbia.

     "Unrestricted Subsidiary" means any Person created after the date hereof in
      -----------------------
which the Borrower or any of its Subsidiaries owns all or a portion of the outstanding capital stock or other ownership interests and which the Borrower has designated in a written notice to the Agent as an "Unrestricted Subsidiary".

     "Welfare Plan" means a "welfare plan", as such term is defined in section
      ------------
3(1) of ERISA.

     "Whittaker Communications" means Whittaker Communications, Inc., a
      ------------------------
California corporation and Subsidiary of the Borrower.

     "Whittaker Controls" means Whittaker Controls, Inc., a California
      ------------------
corporation and Subsidiary of the Borrower.

     "Whittaker Porta Bella" means Whittaker Porta Bella Development, Inc., a
      ---------------------
California corporation and Subsidiary of the Borrower.

     "Whittaker Power Storage" means the power storage division of Whittaker
      -----------------------
Technical Products, Inc., a Subsidiary of the Borrower.

     SECTION  1.2.  Use of Defined Terms.  Unless otherwise defined or the
                    --------------------
context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each Note, Borrowing Request, Continuation/Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

     SECTION  1.3.  Cross-References.  Unless otherwise specified, references in
                    ----------------
this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

     SECTION  1.4.  Accounting and Financial Determinations.  Unless otherwise
                    ---------------------------------------
specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 7.2.4) shall be made, and all financial
                            -------------
statements (excluding forecasts) required to be delivered hereunder or thereunder shall be prepared in accordance with, generally accepted accounting principles ("GAAP") as in effect from time to time, applied on a basis
             ----
consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower and its Subsidiaries delivered to the Administrative Agent; provided that, if either the Borrower or the Administrative Agent shall notify
--------
the other of an objection to the application of any change in GAAP to any covenant in Article VII, any defined term used therein or the calculation of any fee or interest rate hereunder, such parties shall negotiate in an effort to resolve such objection; provided that, if the parties are unable to reach
                        --------
resolution, such change in GAAP shall be disregarded for purposes of any such covenant, definition, fee or interest rate.


                                  ARTICLE II

                  COMMITMENTS, BORROWING PROCEDURES AND NOTES

     SECTION  2.1.   Commitments.  On the terms and subject to the conditions
                     -----------
of this Agreement (including Article V), each Lender severally agrees to make
                             ---------
Loans pursuant to the Commitments described in this Section 2.1.
                                                    -----------

     SECTION  2.1.1.   Term Loan Commitment. On the date of the initial
                       --------------------
Borrowing hereunder, each Lender will make Loans (relative to such Lender, its "Term Loan") to the Borrower equal to such Lender's Term Percentage of the
----------
aggregate amount of the Borrowing of Term Loans requested by the Borrower to be made on such day. The Commitment of each Lender described in this Section 2.1.1
                                                                   -------------
is herein referred to as its "Term Loan Commitment".  Except as otherwise
                              --------------------
provided in Section 2.8, any
            -----------
portion of the Term Loan Commitment Amount that is not borrowed on the date of the initial Borrowing hereunder shall be extinguished on such date. No amounts paid or prepaid with respect to Term Loans may be reborrowed.

     SECTION  2.1.2.   Revolving Loan Commitment of Each Lender.  From time to
                       ----------------------------------------
time on any Business Day occurring prior to the Revolving Loan Commitment Termination Date, each Lender will make loans (relative to such Lender, its "Revolving Loans") to the Borrower equal to such Lender's Revolving Percentage
----------------
of the aggregate amount of the Borrowing of Revolving Loans requested by the Borrower to be made on such day. The commitment of each Lender described in this Section 2.1.2 is herein referred to as its "Revolving Loan Commitment". On
     -------------                               -------------------------
the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Revolving Loans.

     SECTION  2.1.3.   Swing Loan Commitment.  From time to time on any Business
                       ---------------------
Day occurring before the Revolving Loan Commitment Termination Date, the Swingline Lender will make Swing Loans to the Borrower equal to the amount of Swing Loans requested by the Borrower to be made on such day. The commitment of the Swingline Lender described in this Section 2.1.3 is herein referred to as
                                       -------------
its "Swingline Commitment".  On the terms and subject to the conditions hereof,
     --------------------
the Borrower may from time to time borrow, repay and reborrow Swing Loans.

     SECTION  2.1.4.  Lenders Not Permitted or Required To Make Loans.
                       -----------------------------------------------

     (a) No Lender shall be permitted or required to make its Term Loan if, after giving effect thereto,

          (i) the aggregate outstanding principal amount of all Term Loans of all Lenders would exceed the Term Loan Commitment Amount, or

          (ii) the aggregate outstanding principal amount of the Term Loans of such Lender would exceed such Lender's Term Percentage of the Term Loan Commitment Amount.

     (b) No Lender shall be permitted or required to make any Revolving Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Revolving Loans

          (i) of all Lenders would exceed the Revolving Loan Commitment Amount, or

          (ii) of such Lender would exceed such Lender's Revolving Percentage of the Revolving Loan Commitment Amount.

     (c) The Swingline Lender shall not be permitted or required to make any Swing Loan if,

          (i) after giving effect thereto, the aggregate outstanding principal amount of all Swing Loans would exceed the Swing Loan Commitment Amount; or

          (ii) the amount of such Swing Loan would exceed the Revolving Loan Commitment Amount (immediately prior to giving effect to such Swing Loan) minus the aggregate principal amount of outstanding Revolving Loans.
     -----

     SECTION  2.2.   Reduction of Commitment Amounts.  The Commitment Amounts
                     -------------------------------
are subject to reduction from time to time pursuant to this Section 2.2.
                                                            -----------

     SECTION  2.2.1.   Optional.  The Borrower may, from time to time on any
                       --------
Business Day, voluntarily reduce the amount of any Commitment Amount; provided,
                                                                      --------
however, that all such reductions shall require at least three Business Days'
-------
prior notice to the Administrative Agent and be permanent, and any partial reduction of any Commitment Amount shall be in a minimum amount of $1,000,000 or an integral multiple thereof.

     SECTION  2.2.2.   Mandatory.  There shall be a mandatory reduction of the
                       ---------
Term Loan Commitment Amount by the following amounts:

     (a) Fifty percent (50%) of the net cash proceeds received by the Borrower from the issuance of any equity securities (excluding any equity issuances related to the exercise of employee stock options);

     (b) Seventy-five percent (75%) of the net cash proceeds received by the Borrower or any of its Subsidiaries from the sale or disposition of any of their assets other than (i) sales or dispositions in the ordinary course of business or (ii) the sale by Whittaker Porta Bella of its real property interests in Santa Clarita, California or the sale by the Borrower of Whittaker Porta Bella;

     (c) One hundred percent (100%) of all cash insurance proceeds received by the Borrower or any of its Subsidiaries from any condemnation awards or casualty losses; provided, however, so long as no Event of Default shall have occurred
        --------
and be continuing, upon the Borrower's request such proceeds shall be retained by the Borrower or delivered to the Borrower to repair or replace the property subject to such casualty; and

     (d) All net non-cash proceeds (including any promissory notes) realized from any transaction described in clause (b) or
                                  ---------

(c) above shall on the first Business Day following the Borrower's receipt
 -
thereof be assigned and delivered to the Administrative Agent as and shall be held by the Administrative Agent as additional Collateral for the performance of the Obligations. Upon the reduction of any non-cash proceeds to cash, the principal amount of such proceeds shall be applied by the Administrative Agent as hereinafter provided and any interest attributable to such proceeds shall, prior to the occurrence and continuance of an Event of Default, be delivered to the Borrower and from and after the occurrence and continuance of an Event of Default, be applied by the Administrative Agent as hereinafter provided.

Such reduction of the Term Loan Commitment Amount shall be effective on the first Business Day following the Borrower's receipt of such net cash proceeds and shall be applied to the prepayment of the Term Loans, with such application to be made to the pro rata reduction of the Term Loan repayments specified in
                  --- ----
Section 3.1.1(b).
----------------

     SECTION  2.2.3.   Special Letter of Credit Provisions.  Notwithstanding
                       -----------------------------------
anything to the contrary herein, the Borrower may not reduce the Revolving Loan Commitments of the Revolving Lenders to an amount less than the aggregate undrawn face amount of outstanding Letters of Credit then in effect unless the Borrower shall have deposited with the Administrative Agent all amounts required pursuant to the second paragraph of Section 2.7 hereof.
                                    -----------

     SECTION  2.3.  Borrowing Procedure.
                     -------------------

     SECTION  2.3.1.   Revolving Loans and Term Loans.  The Borrower may from
                       ------------------------------
time to time irrevocably request that a Borrowing of Revolving Loans be made, and may prior to the date of its initial Borrowing hereunder irrevocably request that a Borrowing of Term Loans be made, by delivering a Borrowing Request to the Administrative Agent (i) for a Eurodollar Rate Loan, on or before 12:30 p.m., New York time, on a Business Day, at least three Business Days prior to the date of such proposed Borrowing, in a minimum amount of $1,000,000 or an integral multiple of $250,000 in excess thereof, or in the unused amount of the applicable Commitment Amount and (ii) for a Base Rate Loan, on or before 12:30 p.m., New York time, on a Business Day, at least one Business Day prior to the date of such proposed Borrowing, in a minimum amount of $1,000,000 or an integral multiple of $250,000 in excess thereof, or in the unused amount of the applicable Commitment Amount. The Administrative Agent shall promptly notify each other Lender in writing of the terms of such Borrowing Request. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the Type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. On or before 1:30 p.m., New York time, on the Business Day such Loans are to be made, each Lender shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan. To the extent funds are received from the Lenders, on the proposed date for such Borrowing the Administrative Agent shall make such funds available to the Borrower at the office of the Administrative Agent.

     SECTION  2.3.2.   Swing Loans.  The Borrower may from time to time
                       -----------
irrevocably request, by delivering a telephonic notice to the Swingline Lender (which notice shall promptly be confirmed by telecopying a completed Borrowing Request to the Swingline Lender and to the Administrative Agent) that a Borrowing of Swing Loans be made, by 1:00 p.m., New York time, on or before the date such Borrowing is requested, in a minimum amount of $100,000 or an integral multiple thereof, or in the unused amount of the Swing Loan Commitment Amount. On the terms and subject to the conditions of this Agreement, each such Borrowing shall be comprised of Base Rate Loans, and shall be made on the Business Day specified in such Borrowing Request. The Swingline Lender shall make funds in an amount equal to the requested Borrowing available to the Borrower to the accounts the Borrower shall have specified in such Borrowing Request. Each request by the Borrower for a Borrowing of Swing Loans shall be deemed to reaffirm the representations set forth in subsections (a) and (b) of
                                                                ---     ---
Section 5.2.1.  The Swingline Lender shall not fund a Borrowing of Swing Loans
-------------
if prior to the date of such Borrowing the Swingline Lender shall have received written notice from the Administrative Agent or any Lender of the existence and continuance of an Event of Default.

     SECTION  2.4.   Continuation and Conversion Elections.  By delivering a
                     -------------------------------------
Continuation/Conversion Notice to the Administrative Agent on or before 12:30 p.m., New York time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than three or more than five Business Days' notice that all, or any portion in an aggregate minimum amount of $1,000,000 and an integral multiple of $250,000 in excess thereof, of any Loan be, in the case of Base Rate Loans, converted into Eurodollar Rate Loans or, in the case of Eurodollar Rate Loans, continued as a Eurodollar Rate Loan or that all, or any portion in an aggregate minimum amount of $1,000,000 and an integral multiple of $250,000 in excess thereof of any Loan be, in the case of Eurodollar Rate Loans, converted into Base Rate Loans (in the absence of delivery of a Continuation/Conversion Notice with respect to any Eurodollar Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such Eurodollar Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however, that no portion of the outstanding principal amount of any
--------  -------
Loans may be continued after the end of the applicable Interest Period therefor as, or be converted into, Eurodollar Rate Loans when any Default has occurred and is continuing. The Administrative Agent shall promptly notify each other Lender in writing of the terms of such Continuation/Conversion Notice.

     SECTION  2.5.   Funding.  Subject to Section 4.11, each Lender may, if it
                     -------              ------------
so elects, fulfill its obligation to make, continue or convert Eurodollar Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such Eurodollar Rate Loan; provided, however, that such Eurodollar Rate Loan shall
                      --------  -------
nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such Eurodollar Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Sections 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender
------------  ---  ---    ---
elected to fund all Eurodollar Rate Loans by purchasing Dollar deposits in its Eurodollar Office's interbank eurodollar market.

     SECTION  2.6.   Notes.  Each original Lender's Loans under a Commitment
                     -----
shall be evidenced by a Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage of the original applicable Commitment Amount. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid attached to such Lender's Notes), which notations, if made, shall evidence, inter alia, the date of, the
                                                  ----- ----
outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of
                                       --------  -------
any Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower or any other Obligor.

     SECTION  2.7.   Letter of Credit Procedure.  The Borrower may from time to
                     --------------------------
time request that a Letter of Credit be issued by delivering to the L/C Issuer (with a telecopy to the Administrative Agent) on a Business Day, at least three Business Days prior to the date of such proposed issuance, a Letter of Credit application in the L/C Issuer's then standard form, completed to the satisfaction of the L/C Issuer, and such other certificates as the L/C Issuer may reasonably request; provided,
                        --------
however, that except for Letters of Credit denominated in foreign currency and
-------
having an aggregate face amount of not more than $1,000,000 of Dollar equivalent, no Letter of Credit shall be issued in any currency other than Dollars and no Letter of Credit shall be issued if (a) after giving effect to the issuance thereof, the aggregate undrawn face amount of outstanding Letters of Credit would exceed $10,000,000 or (b) immediately prior to the issuance thereof, the amount of such Letter of Credit would exceed the Revolving Loan Commitment Amount minus the aggregate unpaid principal amount of Revolving
                  -----
Loans then outstanding. On the terms and subject to the conditions of this Agreement, each Letter of Credit shall be issued by the L/C Issuer on the Business Day specified in the Borrower's application therefor. The Administrative Agent shall promptly notify each Lender in writing of the material terms of each Letter of Credit issued by the L/C Issuer. Each request for a Letter of Credit and each Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication Number 500. Each Letter of Credit will be issued for a term of not more than one year, and in no event shall any Letter of Credit have an expiration date later than the Stated Maturity Date for Revolving Loans.

     On each Quarterly Payment Date, the Administrative Agent shall determine the Dollar equivalent of each Letter of Credit denominated in a foreign currency. If after such conversion

          (a) the aggregate undrawn face amount of all outstanding Letters of Credit would exceed $10,000,000, the Borrower shall deposit with the Administrative Agent an amount equal to such excess, such amount to be placed in a segregated, interest-bearing cash collateral account over which the Borrower shall have no control. Such amount shall be held by the Administrative Agent until the earliest of (i) expiration of such Letter of Credit (in which event such cash shall be returned to the Borrower), (ii) the date a drawing is made under such Letter of Credit (in which event such cash shall be applied by the Administrative Agent to the reimbursement thereof) or (iii) the date the aggregate undrawn face amount of all outstanding Letters of Credit is equal to or less than $10,000,000 (in which event such cash shall be returned to the Borrower); and

          (b) the aggregate outstanding principal amount of Revolving Loans and Swing Loans plus the face amount of all outstanding Letters of Credit would exceed the aggregate Revolving Loan Commitments of all Revolving Lenders, then, within one Business

               Day, the Borrower shall make a mandatory prepayment (with no accompanying Commitment reduction) of Revolving Loans by an amount equal to such excess.

     Upon any termination of the Revolving Loan Commitment prior to the Stated Maturity Date for Revolving Loans, the Borrower shall deposit with the Administrative Agent an amount equal to 105% of the aggregate amount available to be drawn under outstanding Letters of Credit, such amount to be placed in a segregated, interest-bearing cash collateral account pledged to the Lenders as Collateral hereunder over which the Borrower shall have no control but which shall be applied to repay the Borrower's obligations in connection with such Letters of Credit and/or if an Event of Default has occurred and is continuing to repay any other Obligations then due and owing. In the event the expiration date (or earlier termination) of any Letter of Credit should occur with no draw having been made thereunder for which the Borrower has not made reimbursement and so long as no Event of Default has occurred and is continuing, the amount of the cash collateral account shall be reduced by 105% of the undrawn amount of such expired Letter of Credit, and the amount of such reduction shall be paid to the Borrower (and, in the case of the final Letter of Credit to expire or otherwise be terminated, the remaining balance of the cash collateral account shall be paid to the Borrower).

     SECTION  2.8.   Increase in Aggregate Revolving Loan Commitments and/or
                     -------------------------------------------------------
Term Loan Commitment Amount.
---------------------------

          (a) Provided that no Default or Event of Default then exists, the Borrower may on any Business Day between the first and second anniversary of the Effective Date, request in writing that the then effective Term Loan Commitment Amount and/or aggregate Revolving Loan Commitments be increased by an aggregate amount which is not greater than $15,000,000 in accordance with the provisions of this Section. The Borrower may make only one request under this Section. Any request under this Section shall be submitted by the Borrower to the Administrative Agent (which shall forward copies to the Lenders), specify the proposed effective date (which date shall be not less than 5 days after the date of such request), the amount of such increase and the Commitment Amount(s) proposed to be increased (which shall be in integral multiples of $1,000,000). No Lender shall have any obligation, express or implied, to offer to increase its Commitment. Only the consent of those Lenders that have increased their Commitments (the "Increasing Lenders") shall be required for an increase in the
           ------------------
     Commitment Amounts pursuant to this Section.

          (b) The Borrower may accept some or all of the offered amounts from the then-current Lenders or designate new lenders who qualify as Eligible Assignees and which are reasonably acceptable to the Administrative Agent as additional Lenders hereunder in accordance with clause (c) of this Section (each, a "New Lender"), which New Lender may assume all or a
                       ----------
     portion of the increase in the applicable Commitment Amount. The Borrower shall have discretion to adjust the allocation of the increased Commitment Amount among Increasing Lenders and New Lenders.

          (c) Each New Lender designated by the Borrower and reasonably acceptable to the Administrative Agent shall become an additional party hereto as a New Lender concurrently with the effectiveness of the proposed increase in the applicable Commitment Amount upon its execution of an instrument of joinder to this Agreement which is in form and substance reasonably acceptable to the Administrative Agent and which, in any event, contains the representations, warranties, indemnities and other protections afforded to the Administrative Agent and the other Lenders.

          (d) Subject to the foregoing, any increase requested by the Borrower shall be effective as of the date proposed by the Borrower and shall be in the principal amount equal to (i) the amount which Increasing Lenders are willing to assume as increases to the amount of their Commitments plus (ii)
                                                                       ----
     the amount offered by any New Lender, in either case as adjusted by the Borrower pursuant to Section 2.8(b), subject to the reasonable approval of
                          --------------
     the Administrative Agent. Upon the effectiveness of any such increase, if requested by the applicable Lender, the Borrower shall issue replacement Notes to each Increasing Lender and new Notes to each New Lender, and the applicable Percentages of each Lender will be adjusted to give effect to the increase in the applicable Commitment Amount as set forth in a new
     Schedule I issued by the Administrative Agent.  To the extent that the
     ----------
     adjustment of Percentages results in loss or expenses to any Lender as a result of the prepayment of any Eurodollar Rate Loan on a date other than the scheduled last day of the Interest Period applicable thereto, the Borrower shall be responsible for such loss or expenses pursuant to Section
                                                                         -------
     4.4.
     ---

     SECTION  2.9.   Extension of Revolving Loan Stated Maturity Date.
                     ------------------------------------------------

          (a) The Borrower may, by written request to the Administrative Agent delivered at any time after May 30, 1999 and before November 30, 2000, request that the Lenders extend the Stated Maturity Date for Revolving Loans by one year.

          (b) Upon receipt of such request, the Administrative Agent promptly shall notify each Lender, and each Lender shall notify the Administrative Agent within thirty days thereafter of its election, in its sole discretion, (i) to extend the Stated Maturity Date for Revolving Loans by one year, or (ii) not to extend the Stated Maturity Date for Revolving Loans by one year. The failure of any Lender to notify the Administrative Agent of its election shall be deemed to constitute the election by such Lender not to extend the Stated Maturity Date for Revolving Loans by one year.

          (c) In the event that all Lenders agree (in their sole discretion) to extend the Stated Maturity Date for Revolving Loans by one year in accordance with the Borrower's request, then, the Borrower may, by notice to such effect to the Administrative Agent prior to January 15, 2001, accompanied by the payment of an extension fee in an amount equal to 1/4 of 1% of the aggregate Revolving Loan Commitments on the date such notice is given, confirm that the Stated Maturity Date for Revolving Loans shall be extended by one year. In the event that all Lenders do not agree (in their sole discretion) to extend the Stated Maturity Date for Revolving Loans by one year in accordance with the Borrower's request, the Stated Maturity Date for Revolving Loans shall not be so extended.

                                  ARTICLE III

                  REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

     SECTION  3.1.    Repayments and Prepayments.  The Borrower shall repay in
                      --------------------------
full the unpaid principal amount of each Loan upon the Stated Maturity Date.

     SECTION  3.1.1.    Payment Terms.  Prior to the Stated Maturity Date, the
                        -------------
Borrower

          (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; provided, however, that
       --------  -------

               (i)  any such prepayment shall be made pro rata among Loans of
                                                      --- ----
the same Type and, if applicable, having the same Interest Period;

               (2) no such prepayment of any Eurodollar Rate Loan may be made on any day other than the last day of the Interest Period for such Loan unless such payment shall be accompanied by all costs and expenses then payable under
Section 4.4;
-----------

          (iii) all such voluntary prepayments of any Eurodollar Rate Loan shall require at least three Business Days' prior written notice to the Administrative Agent and all such voluntary partial prepayments shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $250,000 in excess thereof or such lesser amount as will prepay such Loan in full;

          (iv) all such voluntary prepayments of any Base Rate Loan outstanding under the Revolving Loan Commitment shall require at least one Business Day's notice, and all such voluntary partial prepayments shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $250,000 in excess thereof or such lesser amount as will prepay such Loan in full; and

          (v) all such voluntary prepayments of any Swing Loan shall require at least one Business Day's notice to the Swingline Lender (unless notice shall have been given by 12:00 noon, New York time and payment shall be received by 1:00 p.m. New York time, in which event one Business Day's notice shall not be required), and all such voluntary partial prepayments shall be in an aggregate minimum amount of $100,000 or integral multiples of $100,000 or such lesser amount as will prepay such Loan in full.

     (b) shall, on each Quarterly Payment Date set forth below, make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term Loans in the amount shown below opposite such Quarterly Payment Date:

          August 31, 1998 through      $   250,000
          and including
          May 31, 2001

          August 31, 2001              $ 3,000,000
          Through and including
          May 31, 2002

          August 31, 2002              $ 5,000,000
          Through and including
          February 28, 2003

          May 31, 2003                 $10,000,000

In the event that the Term Loan Commitment Amount shall be increased pursuant to
Section 2.8 hereof, the reduction amounts shown above for all Quarterly Payment
-----------
Dates after the date of such increase will be ratably increased.

     (c) shall, immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section 8.2 or
                              -----------

Section 8.3, repay all Loans, unless, pursuant to Section 8.3, only a portion
-----------                                       -----------
of all Loans is so accelerated.

Each voluntary prepayment of Term Loans made pursuant to clause (a) shall be
                                                         ----------
applied, to the extent of such prepayment, to the pro rata reduction of the
                                                  --- ----
scheduled repayments of Term Loans set forth in clause (b); provided, that in
                                                ----------  --------
the case of a voluntary prepayment made no earlier than three months before the next scheduled principal repayment of Term Loans set forth in clause (b) above,
                                                              ----------
the Borrower shall have the right to apply such prepayment to the next such scheduled principal repayment. Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by
Section 4.4.  No voluntary prepayment of principal of any Revolving Loans shall
-----------
cause a reduction in the Revolving Loan Commitment Amount.

     SECTION  3.1.2.   Special Swing Loan Provisions.  All Swing Loans shall be
                        -----------------------------
payable with accrued interest thereon solely to the Swingline Lender for its own account, and shall otherwise be subject to all the terms and conditions applicable to the Revolving Loans (unless otherwise specifically set forth herein). Upon the earlier to occur of (x) five Business Days after the making of any Swing Loan or (y) one Business Day after the occurrence of an Event of Default, the Borrower shall repay all of such Swing Loans in cash by 1:00 p.m., New York time, on the date due or make a Borrowing of Revolving Loans in an amount at least equal to the aggregate outstanding principal amount of all such Swing Loans together with all accrued interest thereon, and shall apply the proceeds of such Borrowing to repay in its entirety the aggregate outstanding principal amount of all such Swing Loans together with accrued interest thereon to the date of such repayment.

     In the event that any portion of any Swing Loan is not repaid when due, the Swingline Lender shall promptly notify the Administrative Agent and the Administrative Agent shall promptly, and in no event later than 5:00 p.m., New York time, two Business Days after its receipt of such notice, notify each Lender in writing of the unreimbursed amount of such Swing Loan and of such Lender's Revolving Percentage of such unreimbursed amount. Each of the Lenders shall make a Revolving Loan in an amount equal to such Lender's Revolving Percentage of the unreimbursed amount of such Swing Loan, together with accrued and unpaid interest thereon (to the extent that there is availability under the Revolving Loan Commitment of such Lender), and pay the proceeds thereof, in immediately available funds, directly to the Administrative Agent for the account of the Swingline Lender, not later than 1:00 p.m., New York time, on the next Business Day after the date such Lender is notified by the Administrative Agent. Revolving Loans made by the Lenders to repay unreimbursed Swing Loans pursuant to this Section shall constitute Revolving

Loans hereunder, initially shall be Base Rate Loans and shall be subject to all of the provisions of this Agreement concerning Revolving Loans, except that such Revolving Loans shall be made upon demand by the Administrative Agent as set forth above rather than upon notice by the Borrower, and shall be made, notwithstanding anything in this Agreement to the contrary, without regard to satisfaction of conditions precedent to the making of Revolving Loans set forth in Article V of this Agreement; provided, however that no Lender shall be
                                --------
obligated to make such Revolving Loans if, prior to the date of the Borrowing of the Swing Loan to be refunded, the Swingline Lender had received written notice from the Administrative Agent or any Lender of the existence and continuance of an Event of Default.

     Each Lender's obligation to make Revolving Loans in the amount of its Revolving Percentage of any unreimbursed Swing Loan pursuant hereto is several, and not joint or joint and several. The failure of any Lender to perform its obligation to make a Revolving Loan in the amount of such Lender's Revolving Percentage of any unreimbursed Swing Loan will not relieve any other Lender of its obligation hereunder to make a Revolving Loan in the amount of such other Lender's Revolving Percentage of such unreimbursed Swing Loan. Any Lender may, but shall have no obligation to any Person to, assume all or any portion of any non-performing Lender's obligation to make a Revolving Loan in the amount of such Lender's Revolving Percentage of such unreimbursed Swing Loan. The Borrower agrees to accept the Revolving Loans hereinabove provided, whether or not such Loans could have been made pursuant to the terms of Section 5.2 hereof
                                                             -----------
or any other Section of this Agreement.

     In the event, for whatever reason, the Administrative Agent determines that the Lenders are not able to, or that it could be disadvantageous for the Lenders to, advance their respective Revolving Percentage of Revolving Loans for the purpose of refunding Swing Loans as required hereunder, then each of the Lenders absolutely and unconditionally agrees to purchase and take from the Swingline Lender on demand an undivided participation interest in Swing Loans outstanding in an amount equal to their respective Revolving Percentage of such Swing Loans.

     SECTION  3.1.3.   Post Default Application of Payments.  Notwithstanding
                        ------------------------------------
any provision of Section 3.1.1 to the contrary, after the occurrence and during
                 -------------
the continuance of an Event of Default, all optional and mandatory payments under Section 3.1.1 shall be applied first to pay any fees and expenses then due
      -------------
and owing, second to the pro rata payment of accrued and unpaid interest on all
                         --- ----
Loans and third to the pro rata reduction of amounts outstanding under the Term
                       --- ----
Loan Commitment, the Revolving Loan Commitment and the Swingline Commitment.

     SECTION  3.2.   Interest Provisions.  Interest on the outstanding
                      -------------------
principal amount of Loans shall accrue and be payable in accordance with this

Section 3.2.
-----------

     SECTION  3.2.1.    Rates.  Pursuant to an appropriately delivered Borrowing
                        -----
Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

          (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Base Rate Margin in effect from time to time;

          (b) on that portion maintained as a Eurodollar Rate Loan, during each Interest Period applicable thereto, equal to the sum of the Eurodollar Rate (Reserve Adjusted) for such Interest Period plus the Applicable Eurodollar
                                                 ----
     Rate Margin in effect from time to time.

     All Eurodollar Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such Eurodollar Rate Loan.

     SECTION  3.2.2.    Post-Maturity Rates.  After the date any principal
                        -------------------
amount of any Loan is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to the Alternate Base Rate plus 3.5% until such amount is paid in full.

     SECTION  3.2.3.    Payment Dates.  Interest accrued on each Loan shall be
                        -------------
payable, without duplication:

          (a)  on the Stated Maturity Date therefor;

          (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan;

          (c) with respect to Base Rate Loans, on each Monthly Payment Date occurring after the Effective Date;

          (d) with respect to Eurodollar Rate Loans, the last day of each applicable Interest Period (and, if such Interest Period shall exceed 90 days, on the 90th day of such Interest Period);

          (e) with respect to any Base Rate Loans converted into Eurodollar Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and
   ----------

          (f) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or Section 8.3, immediately upon such
                        -----------    -----------
acceleration.

Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

     SECTION  3.3.    Fees.  The Borrower agrees to pay the fees set forth in
                      ----
this Section 3.3.  All such fees shall be non-refundable.
     -----------

     SECTION  3.3.1.    Commitment Fee.  The Borrower agrees to pay to the
                        --------------
Administrative Agent for the account of each Lender, for the period (including any portion thereof when its Revolving Loan Commitment is suspended by reason of the Borrower's inability to satisfy any condition of Article V) commencing on
                                                     ---------
the Effective Date and continuing through the Revolving Loan Commitment Termination Date, a per annum fee (the "Commitment Fee") on the average daily
                                        --------------
unused portion of the Revolving Loan Commitment Amount (without giving effect to any reduction thereof as a result of any outstanding Swing Loans), calculated on a 360-day basis using the basis points per annum rate as set forth under the column labeled "Commitment Fee" in the definition of "Applicable Margin" opposite the Borrower's Leverage Ratio. The Commitment Fee shall be payable by the Borrower in arrears on each Quarterly Payment Date, commencing on August 31, 1998, and on any expiration or termination of the Revolving Loan Commitment.

     SECTION  3.3.2.    Upfront Fees.  The Administrative Agent agrees to pay to
                        ------------
each Lender upfront fees in such amounts as have been agreed upon previously by the Administrative Agent and each such Lender.

     SECTION  3.3.3.    Administrative Agent's Fee.  The Borrower hereby agrees
                        --------------------------
to pay to the Administrative Agent for its own account fees in such amounts and at such times as more particularly set forth in the fee letter dated April 23, 1998.

     SECTION  3.3.4.    Letter of Credit Fees.  The Borrower agrees to pay to
                        ---------------------
the Administrative Agent, for the account of the Lenders, letter of credit fees (the "L/C Fees") on the average daily face amount of outstanding Letters of
      --------
Credit, calculated at
a per annum rate equal to the Applicable Eurodollar Rate Margin in effect for Revolving Loans from time to time. The Borrower further agrees to pay to the L/C Issuer, for its own account, a fronting fee (the "Fronting Fee") equal to
                                                     -------------
0.25% per annum of the average daily face amount of outstanding Letters of Credit. The L/C Fees and the Fronting Fee shall be computed on the basis of a year comprised of 360 days and shall be payable in arrears, on each Quarterly Payment Date, commencing August 31, 1998.

     SECTION  4.4.    Agreement to Repay Letter of Credit Drawings with
                      -------------------------------------------------
Revolving Loans.  The Borrower agrees to reimburse the L/C Issuer for each draft
---------------
that is paid under any Letter of Credit for the amount of (a) such draft and (b) any reasonable taxes, fees, charges or other costs and expenses incurred by the L/C Issuer in connection with such payment, whether such draft is paid before, on or after termination of the Revolving Loan Commitment. Upon notice by the L/C Issuer to the Borrower and the Administrative Agent (and notice by the Administrative Agent to the Lenders pursuant to Section 3.5) on any day that
                                                -----------
payment has been made under any Letter of Credit, the Borrower shall reimburse the L/C Issuer with its own funds or with the proceeds of a Revolving Loan made pursuant to Section 3.5 not later than the following Business Day. Interest
            -----------
shall be payable on any and all unreimbursed amounts advanced by the L/C Issuer under this Section from the date such amounts have been advanced by the L/C Issuer until reimbursed at the rate of interest payable on Base Rate Loans.

     The payment obligations of the Borrower under this Section shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including without limitation, the following circumstances:

          (a) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against any beneficiary, or any transferee, of any Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated herein, or any unrelated transaction;

          (b) any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or unenforceable in any respect or any statement therein being untrue or inaccurate in any respect; provided that any such statement or other document appears, on examination,
     --------
     to be regular on its face; or

          (c) payment by the L/C Issuer under any Letter of Credit against presentation of drafts, certificates, claims, documents or required statements that do not strictly comply with the terms of the Letter of Credit; provided that, upon examination, any such drafts, certificates,
             --------
     claims, documents or statements appear on their face to be in accordance with the Letter of Credit.

     SECTION  3.5.    Letter of Credit Participations.  The L/C Issuer
                      -------------------------------
irrevocably agrees to grant and hereby grants to each Lender, and, to induce the L/C Issuer to issue Letters of Credit hereunder, each Lender irrevocably agrees to accept and purchase and hereby accepts and purchases from the L/C Issuer for such Lender's own account and risk an undivided interest equal to such Lender's Revolving Percentage in the L/C Issuer's obligations and rights under each Letter of Credit issued hereunder and each draft paid by the L/C Issuer hereunder.

     Upon presentation of a draft drawn under any Letter of Credit, the L/C Issuer shall promptly notify the Administrative Agent and the Administrative Agent shall promptly notify each Lender of the amount under such draft and of such Lender's Revolving Percentage of such amount. Unless (i) the Borrower shall have previously reimbursed the L/C Issuer for the amount of such draft or
(ii) there is a sufficient amount in any cash collateral account established pursuant to Section 2.7 to cover payments to be made under such Letter of
            -----------
Credit, each of the Lenders shall thereafter make a Revolving Loan in an amount equal to such Lender's Revolving Percentage of the amount of such payment made by the L/C Issuer, together with any accrued and unpaid interest thereon. Each Lender shall pay the proceeds of its Revolving Loan, in immediately available funds, directly to the Administrative Agent for the account of the L/C Issuer,
(i) not later than 1:00 p.m. New York time, on the following Business Day if the Administrative Agent shall have provided notice prior to 11:30 a.m. New York time, and (ii) if the Administrative Agent shall have provided notice after 11:30 a.m. New York time, not later than 1:00 p.m. New York time, on the second following Business Day. Revolving Loans made by the Lenders to repay amounts under Letters of Credit pursuant to this Section shall constitute Revolving Loans hereunder, initially shall be Base Rate Loans and shall be subject to all of the provisions of this Agreement concerning Revolving Loans, except that such Revolving Loans shall be made upon demand by the Administrative Agent as set forth above rather than upon notice by the Borrower, and shall be made, notwithstanding anything in this Agreement to the contrary, without regard to satisfaction of conditions precedent to the making of Revolving Loans set forth in Article V of this Agreement and, notwithstanding any termination of the
   ---------
Revolving Loan Commitment prior to the Stated Maturity Date, Revolving Loans shall be made to reimburse the L/C

Issuer for any drafts paid under any Letter of Credit outstanding on the date of such termination.

     Each Lender's obligation to make Revolving Loans in the amount of its Revolving Percentage of any unreimbursed amounts outstanding under a Letter of Credit pursuant hereto is several, and not joint or joint and several. The failure of any Lender to perform its obligation to make a Revolving Loan in the amount of such Lender's Revolving Percentage of any unreimbursed amounts outstanding under a Letter of Credit will not relieve any other Lender of its obligation hereunder to make a Revolving Loan in the amount of such other Lender's Revolving Percentage of such amounts. Any Lender may, but shall have no obligation to any Person to, assume all or any portion of any non-performing Lender's obligation to make a Revolving Loan in the amount of such Lender's Revolving Percentage of such amount outstanding under a Letter of Credit. The Borrower agrees to accept the Revolving Loans hereinabove provided, whether or not such loans could have been made pursuant to the terms of Section 5.2 hereof,
                                                             -----------
or any other Section of this Agreement.

     SECTION  3.6.    Existing Letters of Credit.  On and after the Effective
                      --------------------------
Date, the Existing Letters of Credit shall be deemed for all purposes to be Letters of Credit outstanding under this Agreement and entitled to the benefits of this Agreement and the other Loan Documents, and shall be governed by the applications and agreements pertaining thereto and by this Agreement. Each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer on the Effective Date a participation in each such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) such Lender's Revolving Percentage times (ii) the sum of the maximum amount then available to be drawn under such Letter of Credit and the amount of any amount drawn but not reimbursed under such Letter of Credit. For purposes of Section 2.1.2, the Existing Letters of Credit shall be deemed to utilize pro
   -------------
rata the Revolving Loan Commitment of each Lender.

                                  ARTICLE IV

                 CERTAIN EURODOLLAR RATE AND OTHER PROVISIONS

     SECTION  4.1.   Eurodollar Rate Lending Unlawful.  If any Lender shall
                     --------------------------------
determine (which determination shall, upon notice thereof to the Borrower and the Lenders, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law, in each case after the Effective Date, makes it unlawful, or any central bank or other governmental authority asserts after the Effective Date that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a Eurodollar Rate Loan, the obligations of such Lender to make, continue, maintain or convert any such Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all Eurodollar Rate Loans of such Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

     SECTION  4.2.   Deposits Unavailable.  If the Administrative Agent shall
                     --------------------
have determined after the Effective Date that

          (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to CIBC; or

          (b) by reason of circumstances affecting the interbank market, adequate means do not exist for ascertaining the interest rate applicable hereunder to Eurodollar Rate Loans,

then, upon notice from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under Section 2.3 and Section 2.4 to make or
                                     -----------     -----------
continue any Loans as, or to convert any Loans into, Eurodollar Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

     SECTION  4.3.   Increased Costs, etc.  The Borrower agrees to reimburse
                     --------------------
each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, (i) making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, Eurodollar Rate Loans or (ii) any Letter of Credit (or any Lender's participation therein) issued hereunder as a result of any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in adopted after the Effective Date of, any law or regulation, directive, guideline, decision or request (whether or not having force of law) of any court, central bank, regulator or other governmental authority (whether or not having the force of law and whether or not the failure to comply with such guideline or requirement would be unlawful). Such Lender shall promptly notify the Administrative Agent and the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Lender within 30 days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     SECTION  4.4.   Funding Losses.  In the event any Lender shall incur any
                     --------------
loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a Eurodollar Rate Loan) as a result of

          (a) any conversion or repayment or prepayment of the principal amount of any Eurodollar Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3.1 or
                                                                 -----------
     otherwise;

          (b) any Loans not being made as Eurodollar Rate Loans in accordance with the Borrowing Request therefor; or

          (c) any Loans not being continued as, or converted into, Eurodollar Rate Loans in accordance with the Continuation/ Conversion Notice therefor,

then, upon the written notice of such Lender to the Borrower (with a copy to the Administrative Agent), the Borrower shall, within 30 days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     SECTION  4.5.   Increased Capital Costs.  If any change after the Effective
                     -----------------------
Date in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in after the Effective Date of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitments or the Loans made by such Lender or any Letter of Credit issued by such Lender or in which such Lender is a risk participant is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice (containing an explanation in reasonable detail of the reasons therefor) from time to time by such Lender to the Borrower, the Borrower shall immediately pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Lender may use any method of averaging and attribution that it (in its reasonable discretion) shall deem applicable.

     SECTION 4.6.   Taxes. (a) All payments by the Borrower of principal of,
                    -----
and interest on, the Loans, all reimbursements by the Borrower of any amounts drawn under a Letter of Credit and all other amounts payable hereunder (including any payment required pursuant to Sections 4.1, 4.3, 4.4, 4.5 or 4.6)
                                            -------- ---  ---  ---  ---    ---
shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income or receipts (such non-excluded items being called "Taxes").
                                                                       -----
In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will

          (i) pay directly to the relevant authority the full amount required to be so withheld or deducted;

          (ii) promptly forward to the Administrative Agent an official receipt or other documentation reasonably satisfactory to the Administrative Agent evidencing such payment to such authority; and

          (iii) pay to the Administrative Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Administrative Agent or any Lender with respect to any payment received by the Administrative Agent or such Lender hereunder, the Administrative Agent or such Lender may pay such Taxes and the Borrower will promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such Person would have received had not such Taxes been asserted.

     If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the

Administrative Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure; provided that the
                                                       --------
Borrower's obligation to indemnify the Lenders hereunder shall not apply to any Taxes imposed as a result of a Lender's or the L/C Issuer's failure to provide documents to establish complete exemption from withholding taxes pursuant to
Section 4.6(c). For purposes of this Section 4.6, a distribution hereunder by
--------------                        -----------
the Administrative Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Borrower.

     (b) Each original Lender organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement, and on the date of the Lender Assignment Agreement pursuant to which it became a Lender in the case of each other Lender organized under the laws of a jurisdiction outside the United States, and from time to time thereafter if any applicable form previously provided by such Lender is no longer valid because such Lender has changed its applicable lending office or its principal office, place of incorporation or fiscal residence or if otherwise requested in writing by the Borrower or the Administrative Agent (but only so long thereafter as such Lender remains lawfully able to do so), provide the Administrative Agent and the Borrower with (i) an accurate, complete and duly executed (x) Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party that reduces the rate of withholding tax on payments under this Agreement or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States or (y) Internal Revenue Service Form W-8 or W-9, or any successor form prescribed by the Internal Revenue Service, to establish that such Lender is exempt from United States backup withholding tax, and (ii) in the event that, by virtue of a change in law or regulations, such forms are no longer valid evidence of a Person's exemption from withholding which is reasonably satisfactory to the Borrower, other appropriate evidence supporting such Person's exemption from withholding as the Borrower may reasonably request. If the form provided by a Lender at the time such Lender first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes. If any form or document referred to in this subsection (b) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form 1001, 4224, W-8 or W-9, that the Lender reasonably considers to be confidential, the Lender shall give notice thereof to the Borrower and shall not be obligated to include in such form or document such confidential information.

     (c) Each Lender and the L/C Issuer represents and warrants that, as of the date such Person first becomes a party hereto, such Person is entitled to receive payments under this Agreement without deduction or withholding of any United States Federal income taxes or that such Person is entitled to an exemption from United States withholding tax.

     SECTION  4.7.   Payments, Computations, etc.  Unless otherwise expressly
                     ---------------------------
provided, all payments by the Borrower pursuant to this Agreement, the Notes (other than the Swingline Note) or any other Loan Document shall be made by the Borrower to the Administrative Agent for the pro rata account of the Lenders
                                             --- ----
entitled to receive such payment. All such payments required to be made to the Administrative Agent shall be made, without setoff, deduction, recoupment or counterclaim, not later than 1:00 p.m., New York time, on the date due, in same day or immediately available funds, to such account as the Administrative Agent shall reasonably specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender. All interest, Commitment Fees, L/C Fees, Fronting Fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition of
                                               ----------
the term "Interest Period" with respect to Eurodollar Rate Loans) be made on the
          ---------------
next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

     SECTION  4.8.   Sharing of Payments.  If any Lender shall obtain any
                     -------------------
payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than pursuant to the terms of Sections 4.3, 4.4 and 4.5) in excess of its pro rata share of payments then or
------------  ---     ---                   --- ----
therewith obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them;

provided, however, that if all or any portion of the excess payment or other
--------  -------
recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of (a) the amount of such selling Lender's required repayment to the purchasing Lender to (b) the total amount
                                                     --
so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with
                                                          -----------
respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim. For the purposes of determining a Lender's applicable pro rata share, all issued and
                                              --- ----
outstanding Letters of Credit shall be considered Revolving Loans, and any payments in respect thereof shall be deposited in the cash collateral account established pursuant to Section 2.7 hereof.  If any Letter of Credit
                                -----------
shall thereafter expire or terminate without being drawn, the amount previously deposited into the cash collateral account in respect thereof shall be released from the cash collateral account and distributed to the Lenders on a pro rata
                                                                     --- ----
basis or, if no Loans shall be outstanding, delivered to the Borrower.


     SECTION  4.9.   Setoff.  Each Lender shall, upon the occurrence and
                     ------
continuation of any Event of Default described in clauses (a) through (d) of
                                                  -----------         ---
Section 8.1.9 or, with the consent of the Required Lenders, upon the occurrence
-------------
and continuation of any Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (but only to the extent then due), and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Lender; provided, however, that any such appropriation and application
             --------  -------
shall be subject to the provisions of Section 4.8.  Each Lender agrees promptly
                                      -----------
to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender; provided, however, that the failure to give
                                 --------  -------
such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

     SECTION  4.10.   Use of Proceeds.  The Borrower shall apply the proceeds of
                      ---------------
each Borrowing in accordance with the third recital.
                                      ----- -------

     SECTION  4.11.  Discretion of Lenders as to Manner of Funding.
                     ---------------------------------------------
Notwithstanding any provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations under Sections 4.1, 4.2, 4.3 and
                                                    ------------  ---  ---
4.4 shall be made as if such Lender had actually funded and maintained each
---
Eurodollar Loan during the Interest Period for such Loan through the purchase of deposits having a maturity corresponding to the last day of such Interest Period and bearing an interest rate equal to the Eurodollar Rate for such Interest Period. Each Lender shall use reasonable efforts (consistent with its internal policies and legal and regulatory restrictions) to take appropriate action, including the selection of a jurisdiction of its Domestic Office or Eurodollar Office or the changing of the jurisdiction of its Domestic Office or Eurodollar Office, as the case may be, so as to avoid any suspension of such Lender's obligations under Section 4.1 or the imposition of any increased costs
                  -----------
(including under Sections 4.3 and 4.5)or taxes or to reduce the amount of any
                 ------------     ---
such increased costs or taxes which may thereafter accrue; provided that no such
                                                           --------
selection or change of the jurisdiction for its Domestic Office or Eurodollar Office shall be made if, in the reasonable judgment of such Lender, such selection or change would be disadvantageous to such Lender.

     SECTION 4.12  Substitution.  In the event that (x) any Lender's
                   ------------
circumstances shall have caused the Lenders' obligations to make, or to continue or convert outstanding Loans as or to, Eurodollar Rate Loans to be suspended pursuant to Section 4.1 or (y) any Lender has demanded compensation under
            -----------
Section 4.3 or 4.5, or becomes entitled to receive additional amounts under
-----------    ---
Section 4.6 and so long as there does not exist a Default, the Borrower shall
-----------
have the right, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld), to designate an Eligible Assignee (which may be one or more of the Lenders) as a substitute for such Lender, which Eligible Assignee shall purchase the Note(s) (for a price equal to all principal, interest, fees and costs then owed to such Lender including all amounts required by Sections 4.1, 4.3, 4.4, 4.5 or 4.6) and assume the
                    -------- ---  ---  ---  ---    ---
Commitments of such Lender.

                                   ARTICLE V

                            CONDITIONS TO BORROWING

     SECTION  5.1.  Initial Borrowing.  The obligations of the Lenders to fund
                    -----------------
the initial Borrowing or the L/C Issuer to issue the initial Letter of Credit shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 5.1.
                                       -----------

     SECTION  5.1.1.  Resolutions, etc.  The Administrative Agent shall have
                      ----------------
received from the Borrower a certificate, dated the date of the initial Borrowing, of its Secretary or Assistant Secretary as to

          (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes and each other Loan Document to be executed by it; and

          (b) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement, the Notes and each other Loan Document executed by it; and

          (c) the Borrower's certificate of incorporation and by-laws upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of the Borrower canceling or amending such prior certificate; and the Administrative Agent shall have received from each Guarantor a certificate, dated the date of the initial Borrowing, of its Secretary or Assistant Secretary as to

          (a) resolutions of the Board of Directors of such Guarantor then in full force and effect authorizing the execution, delivery and performance of its Guaranty and each other Loan Document to be executed by it;

          (b) the incumbency and signatures of those of its officers authorized to act with respect to its Guaranty, and each other Loan Document to be executed by it; and

          (c) its articles or certificate of incorporation and by-laws,

upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of such Guarantor canceling or amending such prior certificate. In addition, the Administrative Agent shall have received from the Borrower and each Guarantor a certificate, dated not earlier than

May 1, 1998 from the Secretary of State of each State in which such Person is qualified to do business confirming the good standing in that State of that Borrower or Guarantor, as the case may be.

     SECTION  5.1.2.  Delivery of Notes.  The Administrative Agent shall have
                      -----------------
received, for the account of each Lender, the Notes duly executed and delivered by the Borrower.

     SECTION  5.1.3.  Guaranty.  The Administrative Agent shall have received
                      --------
the Guaranty, dated the date hereof, duly executed by each of the Guarantors.

     SECTION  5.1.4.  Payment of Outstanding Indebtedness, etc.  All
                      ----------------------------------------
Indebtedness identified in Item 7.2.2(b) ("Indebtedness to be Paid") of the
                           -------------
Disclosure Schedule, together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, shall have been paid in full (including, to the extent necessary, from proceeds of the initial Borrowing); and all Liens securing payment of any such Indebtedness have been released and the Administrative Agent shall have received all Uniform Commercial Code Form UCC-3 termination statements or other instruments as may be suitable or appropriate in connection therewith.

     SECTION  5.1.5.  Security Agreement.  The Administrative Agent shall have
                      ------------------
received executed counterparts of the Security Agreement, dated as of the date hereof, duly executed by the Borrower and each of the Guarantors, covering (subject to the terms, conditions and limitations of such Security Agreement) all of each such Person's equipment, fixtures, furnishings, inventory, accounts, intangibles, capital stock and other personal property of every kind and description, including, to the extent permitted by the terms of the financing or leasing agreements applicable thereto, all furniture, fixtures and equipment that are financed or leased (all of the foregoing, subject to any limitations and exclusions in the Security Agreement, is collectively referred to as the "Personal Property Collateral"), together with
-----------------------------

          (a) executed copies of Uniform Commercial Code financing statements (Form UCC-1), naming the Borrower and each of the Guarantors as the debtor and the Administrative Agent as the secured party, or other similar instruments or documents, to be filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interest of the Administrative Agent pursuant to the Security Agreement;

          (b) executed copies of proper Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens (other than those permitted hereunder) in any collateral described in the Security Agreement together with such other Uniform Commercial Code Form UCC-3 termination statements as the Administrative Agent may reasonably request); and

          (c) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Administrative Agent, dated a date reasonably near to the date of the initial Borrowing, listing all effective financing statements which name the Borrower and the Guarantors (under their present names and any previous names) as the debtor and which are filed in the jurisdictions in which filings are to be made pursuant to clause (a) above,
                                                               ----------
     together with copies of such financing statements (none of which shall cover any collateral described in the Security Agreement).

     SECTION  5.1.6.  Consents, etc.  The Administrative Agent shall have
                      --------------
received certified copies of all documents evidencing any necessary corporate action of the Borrower, material consents, shareholder, creditor, lessor (other than the lessor consents required in connection with the Leasehold Deeds of Trust), governmental and material regulatory approvals or exemptions in connection with this Agreement, all in form and substance reasonably satisfactory to the Administrative Agent and, as to legal matters, its counsel.

     SECTION  5.1.7.  Solvency.  The Administrative Agent shall have received a
                      --------
certificate substantially in the form of Exhibit J hereto from the president,
                                         ---------
the chief executive or chief financial Authorized Officer of the Borrower as to solvency of the Borrower and the Guarantors, taken as a whole, both before and immediately after giving effect to the initial Borrowing or the issuance of the initial Letter of Credit.

     SECTION  5.1.8.  Opinions of Counsel.  The Administrative Agent shall have
                      -------------------
received opinions, dated the date of the initial Borrowings and addressed to the Administrative Agent and all Lenders, from Latham & Watkins, special counsel to the Borrower, substantially in the form of Exhibit G hereto.
                                           ---------

     SECTION  5.1.9.  Satisfactory Legal Form.  All documents executed or
                      -----------------------
submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries shall be satisfactory in form and substance to the Administrative Agent and its counsel; the Administrative Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Administrative Agent or its counsel may reasonably request.

     SECTION  5.1.10.  Closing Fees, Expenses, etc.  The Administrative Agent
                       ---------------------------
shall have received for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 3.3 and 10.3, if then invoiced.
------------     ----

     SECTION  5.2.  All Borrowings.  Subject to the provisions of Sections 2.7
                    --------------                                ------------
and  3.1.2, the obligation of the L/C Issuer to issue any Letter of Credit or of
    ------
each Lender to fund any Loan on the occasion of any Borrowing (including the initial Borrowing) shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 5.2.
                                       -----------

     SECTION  5.2.1.  Compliance with Warranties, No Default, etc.  Both before
                      -------------------------------------------
and after giving effect to the issuance of a Letter of Credit or any Borrowing the following statements shall be true and correct

          (a)  the representations and warranties set forth in Article VI shall
                                                               ----------
     be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

          (b)  no Default shall have then occurred and be continuing.

     SECTION  5.2.2.  Borrowing Request.  The Administrative Agent shall have
                      -----------------
received a Borrowing Request for such Borrowing. Each of the delivery of a Borrowing Request and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof) the statements made in Section 5.2.1 are true and correct in all material respects. Each request by
   -------------
the Borrower for the issuance of a Letter of Credit shall be made pursuant to a Letter of Credit application in the L/C Issuer's then current form. Delivery of such application and the delivery by the L/C Issuer of the Letter of Credit shall constitute a representation and warranty by the Borrower that on the date of issuance of such Letter of Credit (both immediately before and after giving effect thereto) the statements made in Subsection 5.2.1 are true and correct in
                                       ----------------
all material respects. Each request by the Borrower for Borrowings of Swing Loans and the acceptance by the Borrower of the proceeds of such Swing Loans shall constitute a representation and warranty by the Borrower that on the date of such Borrowing (both immediately before and after giving effect to such Borrowing) the statements made in Subsection 5.2.1 are true and correct in all
                                  ----------------
material respects.


                                  ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES

     In order to induce the Lenders and the Administrative Agent to enter into this Agreement and to make Loans and issue Letters of Credit hereunder, the Borrower represents and warrants unto the Administrative Agent and each Lender as set forth in this Article VI.
                     ----------

     SECTION  6.1.   Organization, etc.  The Borrower and each of its
                     -----------------
Subsidiaries is a corporation validly organized and existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement, the Notes and each other Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it, except, in each case, where the failure to be so or to do so could not reasonably be expected to have a Material Adverse Effect.

     SECTION  6.2.   Due Authorization, Non-Contravention, etc.  The execution,
                     -----------------------------------------
delivery and performance by the Borrower of this Agreement, the Notes and each other Loan Document executed or to be executed by it, and the execution, delivery and performance by each Guarantor of each Loan Document executed or to be executed by it, are within each such Person's corporate powers, have been duly authorized by all necessary corporate action, and do not

          (a)  contravene the Person's Organic Documents;

          (b) contravene any material contractual restriction, law or governmental regulation or material court decree or order binding on or affecting the Borrower or any Guarantor; or

          (c) result in, or require the creation or imposition of, any Lien on any of any Obligor's properties (other than Liens created pursuant to the Collateral Documents).

     SECTION  6.3.   Government Approval, Regulation, etc.  Except for such
                     ------------------------------------
authorizations, approvals or notices obtained or delivered as of the Effective Date or subsequently required in connection with the addition of any Guarantor pursuant to Section 7.1.9, no material authorization or approval or other action
            -------------
by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower or any other Obligor of this Agreement, the Notes or any other Loan Document to which such Person is a party. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION  6.4.   Validity, etc.  This Agreement constitutes, and the Notes
                     -------------
and each other Loan Document executed by the Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms; and each Loan Document executed pursuant hereto by each other Obligor will, on the due execution and delivery thereof by such Obligor, be the legal, valid and binding obligation of such Obligor enforceable in accordance with its terms.

     SECTION  6.5.   Financial Information.  The audited consolidated balance
                     ---------------------
sheet of the Borrower and its Subsidiaries as at October 31, 1997, and the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at January 31, 1998 and the related consolidated statements of earnings and cash flow of the Borrower and its Subsidiaries, copies of which have been furnished to the Administrative Agent for delivery to each Lender, have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended.

     SECTION  6.6.   No Material Adverse Change.  Since October 31, 1997, there
                     --------------------------
has been no material adverse change in the financial condition, operations, assets, business or properties of the Borrower and its Subsidiaries, taken as a whole.

     SECTION  6.7.   Litigation, Labor Controversies, etc.  Except as disclosed
                     ------------------------------------
by the Borrower to the Administrative Agent and the Lenders pursuant to Item 6.7
                                                                        --------
("Litigation") of the Disclosure Schedule
  ----------

          (a) no labor controversy, litigation, action, arbitration or governmental investigation or proceeding shall be pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect; and

          (b) no development shall have occurred since the Effective Date in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Item 6.7 ("Litigation") of the Disclosure Schedule which could reasonably be expected to have a Material Adverse Effect.

     SECTION  6.8.   Subsidiaries.  The Borrower has no Subsidiaries, except
                     ------------
those Subsidiaries

          (a)  which are identified in Item 6.8 ("Existing Subsidiaries") of the
                                       --------
Disclosure Schedule; or

          (b) which are permitted to have been acquired or formed in accordance with Section 7.2.5 or 7.2.9.
     -------------    -----

     SECTION  6.9.   Ownership of Properties.  The Borrower and each of its
                     -----------------------
Subsidiaries owns good and marketable title to all of its material properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to Section 7.2.3. The provisions of the Leasehold Deeds of Trust when
            -------------
executed and delivered will be, and the provisions of the Security Agreement are effective, to create in favor of the Administrative Agent (for the benefit of the Lenders), valid and perfected first priority Liens except as otherwise permitted herein on the property described therein. All governmental approvals necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect and protect, and establish and maintain the priority of, such Liens have been duly effected or taken.

     SECTION  6.10.  Compliance.  The Borrower and the Guarantors are in
                     ----------
compliance with all presently existing applicable statutes, laws, regulations, rules, ordinances and orders of any kind whatsoever (including, but not limited to, any zoning and building laws or ordinances, subdivision laws or ordinances, any Environmental Laws, or any presently existing rules, regulations or orders of any governmental entity, authority or agency) (all of which are sometimes hereinafter collectively referred to as "Laws"), and with all presently existing
                                         ----
covenants and restrictions of record relating to the use and occupancy of any of their respective properties, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

     SECTION  6.11.   Taxes.  The Borrower and each of its Subsidiaries has
                      -----
filed all material tax returns and reports required by law to have been filed by it and has paid all material taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION  6.12.   Pension and Welfare Plans.  During the twelve-consecutive-
                      -------------------------
month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Borrowing hereunder, no steps have been taken to terminate any Pension Plan with respect to which the Borrower could be expected to have any material liability, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which could reasonably be expected to result in the incurrence by the Borrower or any member of the Controlled Group of any material liability, fine or penalty. Except as disclosed in Item 6.12 ("Employee Benefit
                                                    ---------
Plans") of the Disclosure Schedule, neither the Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA or similar state laws.

     SECTION  6.13.   Environmental Warranties.
                      ------------------------

          (a) (i) Except as has not had and is not reasonably likely to have a Material Adverse Effect, the operations and properties of the Borrower and each of its Subsidiaries comply in all material respects with all Environmental Laws, all necessary Environmental Permits have been obtained and are in effect for the operations and properties of the Borrower and its Subsidiaries and the Borrower and its Subsidiaries are in compliance in all material respects with all such Environmental Permits, and (ii) no circumstances exist that would be reasonably likely to (A) form the basis of an Environmental Action against the Borrower or any of its Subsidiaries or any of their properties that would be reasonably likely to have a Material Adverse Effect or (B) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law that would be reasonably likely to have a Material Adverse Effect;

          (b) except as has not had and is not reasonably likely to have a Material Adverse Effect, (i) none of the properties of the Borrower or any of its Subsidiaries is listed or, to the Borrower's knowledge, is proposed for listing on the National Priorities List under CERCLA or on the CERCLIS maintained by the Environmental Protection Agency or any analogous state list of sites requiring investigation or cleanup or is adjacent to any such property, and (ii) no underground storage tanks, as such term is defined in 42 U.S.C.(S) 6991, are located on any property of the Borrower or any of its Subsidiaries or, to the Borrower's knowledge, on any adjoining property; and

          (c) except as has not had and is not reasonably likely to have a Material Adverse Effect, (i) neither the Borrower nor any of its Subsidiaries has transported or arranged for the transportation of any Hazardous Materials to any location that is listed or proposed for listing on the National Priorities List under CERCLA or on the CERCLIS maintained by the Environmental Protection Agency or any analogous state list, (ii) Hazardous Materials have not been generated, used, treated, handled, stored or disposed of on, or released or transported to or from, any property of Borrower or any of its Subsidiaries or, to the Borrower's knowledge, any adjoining property, except in compliance with all Environmental Laws and Environmental Permits, and (iii) all other wastes generated at any such properties have been disposed of in compliance with all Environmental Laws and Environmental Permits.

     SECTION  6.14.   Existing Subordinated Debt.  As of the date of the initial
                      --------------------------
Borrowing, the outstanding principal amount of the Existing Subordinated Debt is $15,000,000.

     SECTION  6.15.   Regulations U and X.  The Borrower is not engaged in the
                      -------------------
business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates F.R.S. Board Regulation U or X. Terms for which meanings are provided in F.R.S. Board Regulation U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

     SECTION  6.16.   Accuracy of Information.  All factual information
                      -----------------------
heretofore or contemporaneously furnished by or on behalf of (and reviewed by) the Borrower in writing to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such factual information hereafter furnished by or on behalf of (and reviewed by) the Borrower to the Administrative Agent or any Lender in writing for purposes of or in connection with this Agreement or any transaction contemplated hereby will be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Administrative Agent and such Lender, and such information is not, or shall not be, as the case may be, in light of the circumstances when made, incomplete by omitting to state any material fact necessary to make such information not misleading.

                                 ARTICLE VII

                                 COVENANTS

     SECTION  7.1.    Affirmative Covenants.  The Borrower agrees with the
                      ---------------------
Administrative Agent and each Lender that, until all Commitments have terminated, all Letters of Credit have expired or been cash-collateralized, the Loans have been repaid in full and all other amounts then due and payable have been paid in full, the Borrower will perform the obligations set forth in this

Section 7.1.
-----------

     SECTION  7.1.1.    Financial Information, Reports, Notices, etc.  The
                        --------------------------------------------
Borrower will furnish, or will cause to be furnished, to the Administrative Agent for delivery to each Lender copies of the following financial statements, reports, notices and information:

          (a) as soon as available and in any event within 50 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, the consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of earnings and cash flow of the Borrower and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year of the Borrower and ending with the end of such Fiscal Quarter, certified by the chief financial Authorized Officer of the Borrower;

          (b) as soon as available and in any event within 95 days after the end of each Fiscal Year of the Borrower, a copy of the Form 10-K report for such Fiscal Year for the Borrower, including therein a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings and cash flow of the Borrower and its Subsidiaries for such Fiscal Year, in each case certified (without any Impermissible Qualification) by Ernst & Young LLP or other independent public accountants reasonably acceptable to the Administrative Agent, with a written statement of such independent certified public accountants that nothing has come to their attention to cause such independent certified public accountants to believe that the calculations contained in the Authorized Officer's certificate delivered pursuant to this clause (b) (together with such financial statements) are inaccurate, and together with a certificate from the chief financial Authorized Officer of the Borrower containing a computation of, and showing compliance (or lack thereof) with, each of the financial ratios and restrictions contained in Section 7.2.4 and confirming that such
                                   -------------
     officer has not become aware of any Default or Event of Default that has occurred and is continuing, or, if he has become aware of such Default or Event of Default, describing such Default or Event of Default and the steps, if any, being taken to cure it;

          (c) as soon as available and in any event within 50 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, a certificate, executed by the chief financial Authorized Officer of the Borrower, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Administrative Agent) compliance (or lack thereof) with the financial covenants set forth in Section 7.2.4;
                            -------------

          (d) as soon as possible and in any event within 50 days after the end of each Fiscal Year of the Borrower, a computation of the Leverage Ratio as of the end of such Fiscal Year, certified by the chief financial Authorized Officer of the Borrower;

          (e) as soon as possible and in any event within three Business Days after the occurrence and continuation of each Default, a statement of the chief financial Authorized Officer of the Borrower setting forth details of such Default and the action which the Borrower has taken and proposes to take with respect thereto;

          (f) as soon as possible and in any event within five Business Days after (x) the occurrence of any materially adverse development with respect to any litigation, action, proceeding, or labor controversy described in
     Section 6.7 or (y) the commencement of any labor controversy, litigation,
     -----------
     action, proceeding of the type described in Section 6.7, notice thereof and
                                                 -----------
     a description of such event;

          (g)  subject to Section 7.1.1(b) hereof, promptly after the sending or
                         ----------------
     filing thereof, copies of all reports which the Borrower sends to any of its security holders, and all reports and registration statements which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission;

          (h) within thirty days after the beginning of each Fiscal Year of the Borrower, consolidated financial projections for the Borrower and its Subsidiaries (with appropriate detail for business lines) for such Fiscal Year, in reasonable detail and in all respects reasonably satisfactory to the Administrative Agent;

          (i) promptly upon becoming aware of the institution of any steps by the Borrower or any other Person to terminate any Pension Plan with respect to which the Borrower could reasonably be expected to have any material liability, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could reasonably be expected to result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower of any material liability, fine or penalty, or any material increase in the contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit, notice thereof and a description of such event; and

          (j) such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as any Lender through the Administrative Agent may from time to time reasonably request.

     SECTION  7.1.2.    Compliance with Laws, etc.  Except where the failure to
                        --------------------------
do so could not reasonably be expected to have a Material Adverse Effect, the Borrower will, and will cause each of its Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include (without limitation):

          (a) subject to Section 7.2.9 and Section 7.2.10, the maintenance and
                         -------------     --------------
     preservation of its corporate existence and qualification as a foreign corporation; and

          (b) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION  7.1.3.    Maintenance of Properties.  The Borrower will, and will
                        -------------------------
cause each of its Subsidiaries to, maintain, preserve, protect and keep its material properties in good repair, working order and condition (ordinary wear and tear excepted), and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless the Borrower determines in good faith that the continued maintenance of any of its properties is no longer economically desirable.

     SECTION  7.1.4.    Insurance.  The Borrower will, and will cause each of
                        ---------
its Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its properties and business (including business interruption insurance) against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and will, upon request of the Administrative Agent, furnish to each Lender at reasonable intervals a certificate of an Authorized Officer of the Borrower setting forth the nature and extent of all insurance maintained by the Borrower and its Subsidiaries in accordance with this Section.

     SECTION  7.1.5.    Books and Records.  The Borrower and its Subsidiaries
                        -----------------
will keep books and records which accurately reflect all of their business affairs and transactions and permit the Administrative Agent and each Lender or any of their respective representatives, at reasonable times and intervals and at the expense of the Administrative Agent or Lender, as applicable, upon prior written notice to visit all of their offices, to discuss their financial matters with their officers and independent public accountant (and the Borrower hereby authorizes such independent public accountant to discuss the Borrower's financial matters with each Lender or its representatives whether or not any representative of the Borrower is present) and to examine (and photocopy extracts from) any of its books or other corporate records. After the occurrence and during the continuance of an Event of Default, the Borrower shall pay any fees of such independent public accountant and any other expenses incurred in connection with the Administrative Agent's or any Lender's exercise of its rights pursuant to this Section.

     SECTION  7.1.6.    Environmental Covenant.  The Borrower will, and will
                        ----------------------
cause each of its Subsidiaries to,

          (a) use and operate all of its facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws except where the failure to do so could not reasonably be expected to have a Material Adverse Effect;

          (b) immediately notify the Administrative Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with Environmental Laws that could reasonably be expected to have a Material Adverse Effect, and shall promptly commence and diligently proceed to cure, to the reasonable satisfaction of the Administrative Agent any actions and proceedings relating to violations of compliance with applicable Environmental Laws that could reasonably be expected to have a Material Adverse Effect; and

          (c) provide such information and certifications which the Administrative Agent may reasonably request from time to time to evidence compliance with this Section 7.1.6.
                          -------------

     SECTION  7.1.7.    Maintenance of Existence.  The Borrower will take all
                        ------------------------
action necessary to maintain its corporate existence and the corporate existence of each Guarantor except as permitted by Sections 7.2.9 and 7.2.10.
                                         --------------     ------

     SECTION  7.1.8.    Accuracy of Information.  All factual information
                        -----------------------
furnished after the date of execution and delivery of this Agreement by or on behalf of (and reviewed by) either the Borrower or any Guarantor in writing to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby will be true and accurate in every material respect on the date as of which such information is dated or certified, and such information shall not in light of the circumstances when made be incomplete by omitting to state any material fact necessary to make such information not misleading.

     SECTION  7.1.9.    Additional Guaranties and Collateral Documentation.
                        --------------------------------------------------
Promptly upon the determination that any Person has become a domestic Subsidiary, the Borrower will cause such Subsidiary to execute and deliver a Guaranty and such Collateral Documents as the Administrative Agent may reasonably request to effect the pledge of all of such Person's tangible and intangible assets.

     SECTION  7.1.10.    Leasehold Deeds of Trust. The Borrower shall use its
                         ------------------------
best efforts to deliver to the Administrative Agent on or before July 31, 1998, executed counterparts of the Leasehold Deeds of Trust, duly executed by Whittaker Controls or the Borrower, as appropriate, together with

          (i) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of the Leasehold Deeds of Trust as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable effectively to record the Leasehold Deeds of Trust as valid, perfected Liens against the property described therein, which Liens are subject to no outstanding Liens securing Indebtedness for borrowed money;

          (ii)  title policies (collectively, the "Title Policies") in favor of
                                                  --------------
     the Administrative Agent on behalf of the Lenders in amounts and in form and substance reasonably satisfactory to the Administrative Agent and issued by the Title Company, with respect to the Leasehold Deeds of Trust; and

          (iii) such other consents, estoppels, approvals, opinions, or documents in connection with the foregoing as the Administrative Agent may reasonably request; provided, that neither the Borrower nor Whittaker
                         --------
     Controls shall be required to deliver a landlord consent or estoppel which would require the expenditure of cash or the making of any material concessions under the relevant lease.

     SECTION  7.1.11.    Hazardous Materials Indemnity.  The Borrower shall use
                         -----------------------------
its best efforts to deliver to the Administrative Agent on or before July 31, 1998 the Hazardous Materials Indemnity, duly executed by the Borrower and Whittaker Controls.

     SECTION  7.2.    Negative Covenants.  The Borrower agrees with the
                      ------------------
Administrative Agent and each Lender that, until all Commitments have terminated, all Letters of Credit have expired or been cash-collateralized, the Loans have been repaid in full

                  [Remainder of Page is Intentionally Blank]
and all other amounts then due and payable have been paid in full, the Borrower will perform the obligations set forth in this Section 7.2.
                                               -----------

     SECTION  7.2.1.    Business Activities.  The Borrower will not, and will
                        -------------------
not permit any of its Subsidiaries to, engage in any business activity, except for the manufacture and sale of components and related systems for use in aerospace and industrial applications in a manner consistent with their business activities as of the Effective Date and such activities as may be incidental or related thereto. Without limitation of the foregoing, Aviant Information, Inc., Whittaker Communications and Whittaker Power Storage shall not engage in any business activity other than those engaged in as of the Effective Date.

     SECTION  7.2.2.    Indebtedness.  The Borrower will not, and will not
                        ------------
permit any of its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

          (a)  Indebtedness in respect of the Loans and other Obligations;

          (b) until the date of the initial Borrowing, Indebtedness identified in Item 7.2.2(b) ("Indebtedness to be Paid") of the Disclosure Schedule;
        -------------

          (c) Indebtedness existing as of the Effective Date which is identified in Item 7.2.2(c) ("Ongoing Indebtedness") of the Disclosure
                   -------------
     Schedule and Indebtedness extending, renewing, replacing or refinancing such Indebtedness on terms (when incurred and as amended from time to time) not materially less favorable to the Person incurring such Indebtedness than the terms of such Indebtedness being refinanced and in any event not resulting in an increase in the principal amount outstanding thereunder;

          (d) unsecured Indebtedness incurred in the ordinary course of business (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, but excluding Indebtedness incurred through the borrowing of money or Contingent Liabilities);

          (e)  the Existing Subordinated Debt;

          (f) Subordinated Debt of the Borrower on terms acceptable to the Administrative Agent;

          (g) senior unsecured Indebtedness of the Borrower and its Subsidiaries (inclusive of unsecured Indebtedness described in clause (c) above) in an aggregate amount not to exceed $5,000,000;

          (h) senior secured Indebtedness of the Borrower and its Subsidiaries (inclusive of Indebtedness in respect of Capitalized Lease Liabilities) in an aggregate amount not to exceed $2,500,000;

          (i) Indebtedness assumed by the Borrower or one of its Subsidiaries pursuant to an acquisition otherwise permitted under Section 7.2.7 and
                                                          -------------
     Indebtedness of a Person that becomes a Subsidiary of the Borrower pursuant to an acquisition otherwise permitted pursuant to Section 7.2.7 so long as
                                                       -------------
     such Indebtedness was not created in anticipation of such acquisition and Indebtedness extending, renewing, replacing or refinancing such Indebtedness on terms (when incurred and as amended from time to time) not materially less favorable to the Person incurring such Indebtedness than the terms of such Indebtedness being refinanced and in any event not resulting in an increase in the principal amount outstanding thereunder;

          (j)  judgments secured by Liens permitted by Section 7.2.3(f);
                                                       ----------------

          (k) Guarantees by the Borrower of the Indebtedness of any Guarantor otherwise permitted hereunder and Guarantees by any Subsidiary of any Indebtedness of the Borrower or any Guarantor otherwise permitted hereunder;

          (l)  dividends and other payments by the Borrower permitted under
     Section 7.2.6;
     -------------

          (m) Indebtedness of the Borrower to any Subsidiary, or of any Guarantor to the Borrower or any Subsidiary;

          (n) obligations under the Bermite Development Agreement to pay fees or other cash remuneration or compensation to or for the account of Northholme Partners for development services;

          (o) Indebtedness of any foreign Subsidiary of the Borrower to the Borrower or any Subsidiary, the aggregate of which, when combined with all Investments in foreign Subsidiaries of the Borrower permitted pursuant to
     Section 7.2.5(f) does not exceed $1,000,000;
     ----------------

          (p) Hedging Obligations entered into by the Borrower with any Lender or any Affiliate of any Lender to hedge the Borrower's exposure with respect to interest rate fluctuations, which Hedging Obligations may, at a Lender's discretion, be ratably secured by the Collateral; provided, in no
                                                       --------
     event shall the notional principal amount of such Hedging Obligations exceed $50,000,000 in the aggregate;

          (q) Indebtedness evidenced by those letters of credit outstanding on the Effective Date and identified in Item 7.2.2(q) ("Letters of Credit") of
                                          -------------
     the Disclosure Schedule; provided, however, that no Indebtedness otherwise
                              --------  -------
permitted by clauses (f), (g),(h), (i), (k) or (o) shall be permitted to be
             -----------  --- ---  ---  ---    ---
incurred if, after giving effect to the incurrence thereof, any Event of Default shall have occurred and be continuing.

     SECTION  7.2.3.    Liens.  The Borrower will not, and will not permit any
                        -----
of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

          (a) Liens securing payment of the Obligations, granted pursuant to any Loan Document;

          (b) Liens securing payment of Indebtedness of the type permitted and described in clauses (c),(h) and (i) of Section 7.2.2;
                  -----------------------    -------------

          (c) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (d) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (e) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts and other similar obligations (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

          (f) judgment Liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full

     (subject to a customary deductible) by insurance maintained with responsible insurance companies;

          (g) easements, rights of way, restrictions and other similar encumbrances incurred in the ordinary course of business;

          (h)  Liens described in, and securing indebtedness permitted by,
     Section 7.2.2(p), which Liens may be secured ratably with the Obligations;
     ----------------

          (i) payments to Northholme Partners under the Bermite Development Agreement;

          (j) Liens in favor of the City of Santa Clarita (not securing Indebtedness) created pursuant to the Bermite/Santa Clarita Agreement; and

          (k) Liens on cash collateral securing the letters of credit described in Section 7.2.2(q).
        ----------------

     SECTION  7.2.4.    Financial Condition.  The Borrower will not permit:
                        -------------------

               (a) EBITDA for any Fiscal Quarter ending on a date set forth below, to be less than the amount set forth below opposite such date:



                                                                       Minimum
                           Date                                         EBITDA
                           ----                                         ------

     July 31, 1998                                                    $22,500,000

     October 31, 1998 and each Fiscal Quarter end
      thereafter                                                      $25,000,000


               (b) the Leverage Ratio ending on a date set forth below, to be greater than the ratio set forth below opposite such date:


                        Date                                            Ratio
                        ----                                            -----
     July 31, 1998 - October 31, 1998                                 3.50 to 1.00

     January 31, 1999 - April 30, 1999                                3.25 to 1.00

     July 31, 1999 and each Fiscal Quarter end thereafter             3.00 to 1.00;


provided, however, that if the Borrower shall have not sold Whittaker Porta
--------  -------
Bella or Whittaker Porta Bella shall not have disposed of its real property interests in Santa Clarita, California (i) by July 31, 1998, the applicable Leverage Ratio for the period ending on such date shall be 3.75 to 1.00 and (ii) by October 31, 1998, the applicable Leverage Ratio for the period ending on such date shall be
3.75 to 1.00; or

               (c) the Fixed Charge Coverage Ratio at the end of any Fiscal Quarter set forth below, to be less than the ratio set forth below opposite such date:



                         Date                                             Ratio
                         ----                                             -----
     July 31, 1998 - October 31, 1998                                  1.35 to 1.00

     January 31, 1999 - April 30, 1999                                 1.50 to 1.00

     July 31, 1999 - July 31, 2001                                     1.75 to 1.00

     October 31, 2001 - January 31, 2002                               1.35 to 1.00

     April 30, 2002 and each Fiscal Quarter end thereafter             1.20 to 1.00


     SECTION  7.2.5.  Investments.  The Borrower will not, and will not permit
                      -----------
any of its Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

               (a)  Investments existing on the Effective Date and identified in
     Item 7.2.5(a) ("Ongoing Investments") of the Disclosure Schedule;
     -------------

               (b)  Cash Equivalent Investments;

               (c) without duplication, Investments permitted as Capital Expenditures pursuant to Section 7.2.7;
                              -------------

               (d) in the ordinary course of business, Investments by the Borrower in any Guarantor, or by any Subsidiary in the Borrower or any other Guarantor; and

               (e) Investments to the extent constituting Indebtedness permitted by Section 7.2.2;
                  -------------

               (f) Investments by the Borrower or any Guarantor after the Effective Date in any foreign Subsidiary of the Borrower, which when combined with all Indebtedness of foreign Subsidiaries to the Borrower and the Guarantors permitted by Section 7.2.2(o) does not exceed $1,000,000;
                                 ----------------

               (g) non-cash proceeds received by the Borrower or any Subsidiary in connection with any asset sale and pledged to the Administrative Agent pursuant to the terms hereof;

               (h) Investments received by the Borrower or any Subsidiary in connection with the settlement of any litigation so long as such Investments are pledged to the Administrative Agent pursuant to the terms hereof;

               (i) Investments consisting of indemnities in favor of the City of Santa Clarita under the Bermite/Santa Clarita Agreement; and

               (j) Investments from the Effective Date through the Stated Maturity Date for Term Loans in Persons other than Guarantors or the Borrower in an aggregate amount not to exceed $5,000,000; provided, however
                                                               --------
     that cash dividends or distributions actually received by the Borrower or any Guarantor in respect of such Investments shall be deemed to reduce the amount of outstanding Investments (but in no event to an amount less than zero);

provided, however, that
--------  -------

               (k)  no Investment otherwise permitted by clause (c) (to the
                                                          ----------
     extent that such Investment constitutes an Expansion Capital Expenditure) or (f) shall be permitted to be made if, immediately before or after giving
        ---
     effect thereto, any Event of Default shall have occurred and be continuing.

     SECTION  7.2.6.    Restricted Payments, etc.  On and at all times after the
                        ------------------------
Effective Date:

               (a) The Borrower will not declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of capital stock (now or hereafter outstanding) of the Borrower or on any warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Borrower (other than dividends, distributions or grants of options to employees that are in each case payable in its common stock or options or warrants to purchase its common stock or splitups or reclassifications of its stock into additional or other shares of its common stock); provided that the Borrower may declare and pay dividends on its Series D Participating Convertible Preferred Stock in an aggregate amount after the Effective Date not to exceed $50,000. The Borrower will not apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase or redeem, any shares of any class of capital stock (now or hereafter outstanding) of the Borrower, or warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Borrower; provided, however that so long as no Event of Default shall have occurred
     --------
     and be continuing or would result therefrom, the Borrower may in the ordinary course of business redeem or repurchase (i) its capital stock from its employees pursuant to the exercise by such employees of stock options (so long as no net cash payments are required by the Borrower in connection therewith other than the deposit by the Borrower with appropriate taxing authorities of withholding tax payments due in connection therewith) or
     (ii) other shares in an amount not to exceed $200,000 per annum;

               (b) the Borrower will not, and will not permit any of its Subsidiaries to

                    (i) make any payment or prepayment of principal of any Subordinated Debt, or make any payment or prepayment of interest on any Subordinated Debt on any day other than the stated, scheduled date for such interest payment set forth in the documents and instruments memorializing such Subordinated Debt or which would violate the subordination provisions of such Subordinated Debt; or

                    (ii) redeem, purchase or defease, any Subordinated Debt;

               (c) the Borrower's Subsidiaries (other than its foreign Subsidiaries) will not declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of capital stock (now or hereafter outstanding) unless such dividends are paid to all shareholders of such Subsidiary on a ratable basis except that Aviant Information, Inc. may issue options on its stock pursuant to its employee stock option plan; and

               (d) the Borrower will not, and will not permit any Subsidiary to, make any deposit for any of the foregoing purposes.

     SECTION  7.2.7.  Capital Expenditures.  Except as otherwise approved by
                      --------------------
the Majority Lenders, the Borrower will not, and will not permit any of its Subsidiaries to, make or commit to make any Capital Expenditure other than:

               (a) except as otherwise provided in clause (b) below, for each
                                                   ----------
     Fiscal Year commencing November 1, 1997, Expansion Capital Expenditures in an aggregate amount not to exceed $10,000,000;

               (b) if the Borrower's Leverage Ratio as of the end of any Fiscal Quarter of the Borrower ending on or after April 30, 1999 shall be less than 2.50 to 1.00, Expansion Capital Expenditures for the Fiscal Year in which such Fiscal Quarter falls and in each following Fiscal Year in an aggregate amount not to exceed $20,000,000; and

               (c) Maintenance Capital Expenditures (i) from May 1, 1998 through October 31, 1998 in an amount not to exceed $3,000,000 and (ii) in any Fiscal Year of the Borrower thereafter, in an amount not to exceed $6,000,000.

     SECTION  7.2.8.    Rental Obligations.  The Borrower will not, and will not
                        ------------------
permit any of its Subsidiaries to, enter into at any time any arrangement which does not create a Capitalized Lease Liability and which involves the leasing by the Borrower or any of its Subsidiaries from any lessor of any real or personal property (or any interest therein), except arrangements which, together with all other such arrangements which shall then be in effect, will not cause the aggregate rental expense of the Borrower and its Subsidiaries to exceed $5,000,000 (excluding escalations resulting from a rise in the consumer price or similar index) for any Fiscal Year of the Borrower.

     SECTION  7.2.9.    Consolidation, Merger, etc.  Except for mergers or
                        --------------------------
acquisitions permitted under Section 7.2.7 or for transactions permitted under
                             -------------
Section 7.2.10, the Borrower will not, and will not permit any of its
--------------
Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except

               (a) any such Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or any other Subsidiary, the Borrower may merge with and into any Subsidiary so long as the Borrower is the survivor thereof and the assets or stock of any Subsidiary may be purchased or otherwise acquired by the Borrower or any other Subsidiary; and

               (b) so long as no Default has occurred and is continuing or would occur after giving effect thereto, the Borrower or any of its Subsidiaries may purchase all or substantially all of the stock or assets of any Person, or acquire such Person by merger, if permitted (without duplication) by Section 7.2.7 to be made as a Capital Expenditure.
                     -------------

     SECTION  7.2.10.    Asset Dispositions, etc.  The Borrower will not, and
                         -----------------------
will not permit any of its Subsidiaries to, sell or dispose of any of its assets to any Person, except for (i) sales, transfers, leases, contributions or conveyances in the ordinary course of its business, (ii) the sale by Whittaker Porta Bella of its real property interests in Santa Clarita, California, (iii) the sale by the Borrower of the stock of Whittaker Porta Bella, (iv) the sale by Aviant Information, Inc. of its assets and businesses, (v) the sale by the Borrower of the stock of Aviant Information, Inc., (vi) the sale of the warrants in MRV Communications, Inc. and (vii) other sales of assets (excluding receivables)so long as the aggregate sales proceeds from sales under clause (vii) do not in the aggregate exceed $5,000,000 in any Fiscal Year or $10,000,000 from the Effective Date through the stated Maturity Date for Term Loans.

     SECTION  7.2.11.    Modification of Certain Agreements.  The Borrower will
                         ----------------------------------
not consent to any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, (i) the Existing Subordinated Debt, other than any amendment, supplement or other modification which extends the maturity date, reduces the interest rate thereof or reduces the amount of any required repayment or redemption or otherwise could not reasonably be expected to impair the interests of the Lenders and (ii) so long as Whittaker Porta Bella shall own all or any portion of the Bermite Land and the Borrower shall own Whittaker Porta Bella, the Bermite Development Agreement or the Bermite/Santa Clarita Agreement, insofar as such agreements relate to the Bermite Land owned by Whittaker Porta Bella, other than any amendment, supplement or other modification which could not reasonably be expected to impair the interests of the Lenders.

     SECTION  7.2.12.    Transactions with Affiliates.  The Borrower will not,
                         ----------------------------
and will not permit any of its Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates unless such arrangement or contract is fair and equitable to the Borrower or such Subsidiary; provided, however, that nothing contained in this Section
                 --------  -------                                 -------
7.2.12 shall prohibit:
------

             (i)   any transaction expressly permitted by Section 7.2.2(k),
                                                          ----------------
     (m) or (o), 7.2.5 or 7.2.6 or
     ---    ---  -----    -----

             (ii)  customary directors' and officers' indemnities;

             (iii) customary directors' fees;

             (iv) reasonable compensation to officers consistent with past practice; and

             (v) administrative services provided by the Borrower to its Subsidiaries in the ordinary course of business consistent with past practice.

     SECTION  7.2.13.    Negative Pledges, Restrictive Agreements, etc.  The
                         ---------------------------------------------
Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement (excluding this Agreement and any other Loan Document) prohibiting

             (a) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, or the ability of the Borrower or any Subsidiary to amend or otherwise modify this Agreement or any other Loan Document; or

             (b) the ability of any Subsidiary of the Borrower to make any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to the Borrower.

                                 ARTICLE VIII

                               EVENTS OF DEFAULT

     SECTION  8.1.     Listing of Events of Default.  Each of the following
                       ----------------------------
events or occurrences described in this Section 8.1 shall constitute an "Event
                                        -----------                      -----
of Default".
----------

     SECTION  8.1.1.     Non-Payment of Obligations.  The Borrower shall default
                         --------------------------
in the payment or mandatory prepayment when due of any principal of any Loan (or, if such failure to pay is due solely to a failure of the wire transfer payments system and is not attributable to a failure of the Borrower to timely initiate (or attempt to initiate) payment, within one Business Day of the due date thereof), the Borrower shall default in the payment when due of any interest on any Loan (and such default shall continue unremedied for a period of three days), or the Borrower shall default (and such default shall continue unremedied for a period of five days) in the payment when due of any Commitment Fee or of any other monetary Obligation.

     SECTION  8.1.2.     Breach of Warranty.  Any representation or warranty of
                         ------------------
the Borrower or any other Obligor made or deemed to be made hereunder or in any other Loan Document or any other writing or certificate furnished by or on behalf of the Borrower or any other Obligor to the Administrative Agent or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to Article V) is or shall be
                                                  ---------
incorrect when made in any material respect.

     SECTION  8.1.3.     Non-Performance of Certain Covenants and Obligations.
                         ----------------------------------------------------
The Borrower shall default in the due performance and observance of any of its obligations under Section 7.2.
                  -----------

     SECTION  8.1.4.     Non-Performance of Other Covenants and Obligations.
                         --------------------------------------------------
The Borrower shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender.

     SECTION  8.1.5.     Default on Other Indebtedness.  A default shall occur
                         -----------------------------
in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (other than Indebtedness described in Section 8.1.1) of the Borrower or any of its Subsidiaries having a
             -------------
principal amount, individually or in the aggregate, in excess of $5,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to immediately accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to immediately become due and payable prior to its expressed maturity.

     SECTION  8.1.6.     Judgments.  Any judgment or order for the payment of
                         ---------
money in excess of $5,000,000 (to the extent not paid or covered by insurance) shall be rendered against the Borrower or any of its Subsidiaries and either

               (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or

               (b) there shall be any period of 20 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

     SECTION  8.1.7.     Pension Plans.  Any of the following events shall occur
                         -------------
with respect to any Pension Plan

               (a) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $5,000,000; or

               (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.

     SECTION  8.1.8.     Control of the Borrower.  Any Change in Control shall
                         -----------------------
occur.

     SECTION  8.1.9.     Bankruptcy, Insolvency, etc.  The Borrower or any of
                         ---------------------------
its Significant Subsidiaries shall

               (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

               (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Significant Subsidiaries or any property of any thereof, or make a general assignment for the benefit of creditors;

               (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Significant Subsidiaries or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that the Borrower, and each Significant Subsidiary hereby expressly authorizes the Administrative Agent and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

               (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower or any of its Significant Subsidiaries, and, if any such case or proceeding is not commenced by the Borrower or such Significant Subsidiary, such case or proceeding shall be consented to or acquiesced in by the Borrower or such Significant Subsidiary or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that the Borrower and each Significant Subsidiary hereby expressly authorizes the

     Administrative Agent and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

               (e) take any corporate action authorizing, or in furtherance of, any of the foregoing.

     SECTION  8.1.10.     Impairment of Security, etc.  Except in connection
                          ---------------------------
with the sale of an asset or property permitted hereunder, any Loan Document, or any Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; the Borrower, any other Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien (subject to Liens permitted hereunder).

     SECTION  8.1.11.     Liens on Shares of Subsidiaries.  Any Lien securing
                          -------------------------------
borrowed money, other than a Lien in favor of the Administrative Agent on behalf of the Lenders, shall be placed on any capital stock of any Subsidiary of the Borrower.

     SECTION  8.2.     Action if Bankruptcy.  If any Event of Default described
                       --------------------
in Section 8.1.9 shall occur, the Commitments (if not theretofore terminated)
   -------------
shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

     SECTION  8.3.     Action if Other Event of Default.  If any Event of
                       --------------------------------
Default (other than any Event of Default described in Section 8.1.9) shall occur
                                                      -------------
for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable and/or except as otherwise provided in the immediately following sentence, the Commitments (including, without limitation, the commitment of the L/C Issuer to issue any additional Letters of Credit) shall be terminated, without further notice, demand or presentment. Notwithstanding any termination of the Revolving Loan Commitment prior to the Stated Maturity Date, Revolving Loans may thereafter be made pursuant to Section 3.5 to reimburse the L/C Issuer for
                 -----------
any drafts paid on or before the Stated Maturity Date under any Letter of Credit outstanding on the date of such termination.

                                 ARTICLE IX

                           THE ADMINISTRATIVE AGENT

     SECTION  9.1.   Actions.  Each Lender and the L/C Issuer hereby appoints
                     -------
the Administrative Agent as its agent under and for purposes of this Agreement, the Notes and each other Loan Document. Each Lender authorizes the Administrative Agent to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Administrative Agent (with respect to which the Administrative Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Administrative Agent, pro rata according to
                                                         --- ----
such Lender's Aggregate Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Administrative Agent in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which the Administrative Agent is not reimbursed by the Borrower; provided, however, that no Lender shall be liable for the payment
              --------  -------
of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted from the Administrative Agent's gross negligence or wilful misconduct. The Administrative Agent shall not be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Administrative Agent shall be or become, in the Administrative Agent's determination, inadequate, the Administrative Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

     SECTION  9.2.   Funding Reliance, etc.  Unless the Administrative Agent
                     ---------------------
shall have been notified by telephone, confirmed in writing, by any Lender by 5:00 p.m., New York time, on the day prior to a Borrowing that such Lender will not make available the amount which would constitute its applicable

Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and the Borrower severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing.

     SECTION  9.3.   Exculpation.  Neither the Administrative Agent nor any of
                     -----------
its directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by the Administrative Agent shall not obligate it to make any further inquiry or to take any action. The Administrative Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Administrative Agent believes to be genuine and to have been presented by a proper Person.

     SECTION  9.4.   Successor.  The Administrative Agent may resign as such at
                     ---------
any time upon at least 30 days' prior notice to the Borrower and all Lenders.
If the Administrative Agent at any time shall resign, the Required Lenders may, with the consent of the Borrower (so long as no Event of Default shall have occurred and be continuing), such consent not to be unreasonably withheld, appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of

               (a)  this Article IX shall inure to its benefit as to any actions
                         ----------
     taken or omitted to be taken by it while it was the Administrative Agent under this Agreement; and

               (b)  Section 10.3 and Section 10.4 shall continue to inure to its
                    ------------     ------------
     benefit.

     SECTION  9.5.   Credit Decisions.  Each Lender acknowledges that it has,
                     ----------------
independently of the Administrative Agent and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of the Administrative Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

     SECTION  9.6.   Copies, etc.  The Administrative Agent shall give prompt
                     -----------
notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from the Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of this Agreement.

                                   ARTICLE X

                           MISCELLANEOUS PROVISIONS

     SECTION  10.1. Waivers, Amendments, etc.  The provisions of this Agreement
                    ------------------------
and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders (except where the applicable provision of this Agreement or such other Loan Document specifies that a determination is to be governed by all Lenders or the Majority Lenders); provided, however, that
                                                        --------  -------
only the consent of the Administrative Agent shall be required to release the Guaranty of Aviant Information, Inc. or Whittaker Porta Bella and the Collateral provided by Aviant Information, Inc. or Whittaker Porta Bella and provided,
                                                                  --------
further, that no such amendment, modification or waiver which would:
-------

               (a) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender;

               (b)  modify this Section 10.1, change the definitions of
                                ------------
     "Majority Lenders" or "Required Lenders", increase any Commitment Amount
     -----------------      ----------------
     (except as otherwise provided in Section 2.8) or any Percentage of any
                                      -----------
     Lender (except as otherwise provided pursuant to Section 2.8), reduce any
                                                      -----------
     fees described in Article III, release a material portion of the Collateral
                       -----------
     (except as otherwise specifically provided in any Loan Document), or extend any Commitment Termination Date shall be made without the consent of each Lender;

               (c) extend the due date for, or reduce the amount of, or grant a waiver of, any scheduled repayment or prepayment of principal of or interest on any Loan (or reduce the principal amount of or rate of interest on any Loan) shall be made without the consent of the Lender making such Loan;

               (d) affect adversely the interests, rights or obligations of the Administrative Agent qua the Administrative Agent shall be made without
                          ---
     consent of the Administrative Agent;

               (e) release any Guarantor, except in connection with any sale of, or merger by, such Guarantor otherwise permitted under the terms of this Agreement without the consent of all Lenders;

               (f) modify Section 3.1.2 shall be made without the consent of the
                          -------------
     Swingline Lender; or

               (g) modify Sections 2.7, 3.4 or 3.5 shall be made without the
                          ------------  ---    ---
     consent of the L/C Issuer.

No failure or delay on the part of the Administrative Agent or any Lender in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Administrative Agent or any Lender under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     SECTION  10.2. Notices.  All notices and other communications provided to
                    -------
any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

     SECTION  10.3. Payment of Costs and Expenses.  The Borrower agrees to pay
                    -----------------------------
on demand all reasonable expenses of the Administrative Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent and of local counsel, if any, who may be retained by counsel to the Administrative Agent) in connection with

              (a) the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated,

              (b) the filing, recording, refiling or rerecording of the Collateral Documents and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of the Collateral Documents and

              (c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

The Borrower further agrees to pay, and to save the Administrative Agent and the Lenders harmless from all liability for, any stamp or other similar taxes which may be payable in connection with the execution or delivery of this Agreement, the Borrowings hereunder, or the issuance of the Notes or any other Loan Documents. The Borrower also agrees to reimburse the Administrative Agent and each Lender upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses) incurred by the Administrative Agent or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

     SECTION  10.4. Indemnification.  In consideration of the execution and
                    ---------------
delivery of this Agreement by each Lender and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds the Administrative Agent and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and
                           -------------------
against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the
                                  -----------------------
Indemnified Parties or any of them as a result of, or arising out of, or relating to

               (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan or Letter of Credit;

               (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Lenders pursuant to Article V not to fund any Borrowing);
                                         ---------

               (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrower or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not the Administrative Agent or such Lender is party thereto;

               (d) any investigation, litigation or proceeding of or against the Borrower or any of its Subsidiaries related to any environmental cleanup, audit or compliance with Environmental Laws by the Borrower and its Subsidiaries or the Release by the Borrower or any of its Subsidiaries of any Hazardous Material; or

               (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary, except for any such Indemnified Liabilities (i) arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct or (ii) asserted by the Arranger against the Administrative Agent (or vice versa) or by an individual Indemnified Party
                         ----------
against another Indemnified Party in connection with a termination or other employment dispute. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     SECTION  10.5. Survival.  The obligations of the Borrower under Sections
                    --------                                         --------
4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders under
---  ---  ---  ---  ----     ----
Section 9.1, shall in each case survive any termination of this Agreement, the
-----------
payment in full of all monetary Obligations and the termination of all Commitments. The representations and warranties made by each Obligor in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

     SECTION  10.6. Severability.  Any provision of this Agreement or any other
                    ------------
Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION  10.7.  Headings.  The various headings of this Agreement and of
                     --------
each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

     SECTION  10.8.  Execution in Counterparts, Effectiveness, etc.  This
                     ----------------------------------------------
Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower and each Lender (or notice thereof satisfactory to the Administrative Agent) shall have been received by the Administrative Agent and notice thereof shall have been given by the Administrative Agent to the Borrower and each Lender.

     SECTION  10.9.  Governing Law; Entire Agreement.  THIS AGREEMENT, THE NOTES
                     -------------------------------
AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement, the Notes, the Fee Letter and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION  10.10. Successors and Assigns.  This Agreement shall be binding
                     ----------------------
upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:
                        --------  -------

              (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of all Lenders; and

              (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11.
                         -------------

     SECTION  10.11. Sale and Transfer of Loans and Notes; Participations in
                     -------------------------------------------------------
Loans and Notes.  Each Lender may assign, or sell participations in, its Loans,
---------------
Revolving Loan Commitment and Term Loan Commitment to one or more other Persons in accordance with this Section 10.11.
                        -------------

     SECTION  10.11.1.  Assignments.  Any Lender,
                        -----------

          (a) with the written consent of the Administrative Agent and, so long as no Event of Default shall be continuing, the Borrower (which consent shall not be unreasonably delayed or withheld) may at any time assign and delegate to an Eligible Assignee, and

          (b) with notice to the Borrower and the Administrative Agent, and with the consent of the Administrative Agent (which consent shall not be unreasonably delayed or withheld) but without the consent of the Borrower, may assign and delegate to any of its Affiliates and with notice to the Borrower and the Administrative Agent, may assign and delegate to any other existing Lender (each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any fraction
                                          ---------------
     of such Lender's Term Loan and/or Revolving Loans (and, in the case of Revolving Loans, such fraction of any outstanding Letters of Credit) and the corresponding Commitments therefor (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Term Loan and/or Revolving Loans (and, in the case of Revolving Loans, such fraction of any outstanding Letters of Credit) and the corresponding Commitments therefor) in a minimum aggregate amount of $5,000,000 or, if less, the entire amount of such Lender's total Commitments; provided, if
                                                                 --------
     the Borrower objects to such proposed assignment, the Borrower shall state in reasonable detail the reasons why the Borrower proposes to withhold such consent; and provided, further that any such Assignee Lender will comply
                  --------  -------
     with the provisions contained in Section 4.6 and further provided, however,
                                      -----------     ------- --------  -------
     that, the Borrower and the Administrative Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests proposed to be so assigned and delegated to an Assignee Lender until

               (i) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Administrative Agent by such Lender and such Assignee Lender,

               (ii) such Assignee Lender shall have executed and delivered to the Borrower and the Administrative Agent a Lender Assignment Agreement, accepted by the Administrative Agent and the Borrower, and

               (iii)  the processing fees described below shall have been paid.

From and after the date that the Administrative Agent and the Borrower accept such Lender Assignment Agreement, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such

Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Upon the request of the Assignee Lender, after its receipt of an executed, acknowledged and effective Lender Assignment Agreement, the Borrower shall execute and deliver to the Administrative Agent (for delivery to the relevant Assignee Lender) new Notes evidencing such Assignee Lender's assigned Loans and Commitments and, if the assignor Lender has retained Loans and Commitments hereunder, upon request of such assignor Lender, replacement Notes in the principal amount of the Loans and Commitments retained by the assignor Lender hereunder (such Notes to be in exchange for, but not in payment of, those Notes then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Notes. The assignor Lender shall mark the predecessor Notes "exchanged" and deliver them to the Borrower. Accrued interest on that part of the predecessor Notes evidenced by the new Notes, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the predecessor Notes evidenced by the replacement Notes shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Notes and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee to the Administrative Agent (for the sole account of the Administrative Agent) upon delivery of any Lender Assignment Agreement in the amount of $3,500 except in the case of an assignment by a Lender to one of its Affiliates. Any Lender may at any time pledge any of its Notes or any other instrument evidencing its rights as a Lender under this Agreement to a Federal Reserve Bank, and any Lender that is an investment fund that invests in bank loans may, without the consent of the Administrative Agent or the Borrower, pledge all or any portion of its interest and rights to any trustee or any other representative of holders of obligations owed or securities issued by such investment fund as security for such obligations or securities; provided, that no such pledge shall release that Lender from its obligations
--------
hereunder or grant to the Federal Reserve Bank or any trustee the rights of a Lender hereunder absent foreclosure of such pledge.

     SECTION  10.11.2.  Participations.  Any Lender may at any time sell to one
                        --------------
or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests in
                                     -----------
any of the Loans, Commitments, or other interests of such Lender hereunder;

provided, however, that
--------  -------

          (a) no participation contemplated in this Section 10.11.2 shall
                                                    ---------------
     relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document,

          (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations,

          (c) the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents,

          (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clause (b) or (c) of Section 10.1, and
                           ----------    ---    ------------

          (e) the Borrower shall not be required to pay any amount under Section
                                                                         -------
     4.6 that is greater than the amount which it would have been required to
     ---
     pay had no participating interest been sold.

     SECTION  10.12.  Other Transactions.  Nothing contained herein shall
                      ------------------
preclude the Administrative Agent or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

     SECTION  10.13.  Judgment Currency.  If the Administrative Agent or any
                      -----------------
Lender receives an amount in respect of the Borrower's Obligations, or if that liability is converted into a claim, proof, judgment or order, in a currency other than the currency (the "contractual currency") in which the amount is expressed to be payable under this Agreement, (a) the Borrower shall indemnify the Administrative Agent or such Lender, as applicable, as an independent obligation against any loss, costs, expense or liability arising out of or as a result of the conversion; (b) if the amount received by the Administrative Agent or such Lender, as applicable, when converted into the contractual currency at a market rate on the date of receipt by the Administrative Agent or such Lender in the usual course of its business, is less than the amount owed in the contractual currency, the Borrower, shall within thirty days of demand pay to the Agent or such Lender, as applicable, an amount in the contractual currency equal to the deficit; and (c) the Borrower shall pay to the Administrative Agent or such Lender, as applicable, within thirty days of demand any exchange costs and taxes payable in connection with any such conversion. The Borrower waives any right it may have in any jurisdiction to the extent permitted by law to pay any amount under this Agreement in a currency other than that in which it is expressed to be payable.

     SECTION 10.14. Forum Selection and Consent to Jurisdiction.  ANY LITIGATION
                    -------------------------------------------
BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AGENT, THE LENDERS, THE L/C ISSUER OR THE BORROWER MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT
                                                      --------  -------
ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     SECTION  10.15. Waiver of Jury Trial.  EACH OF THE ADMINISTRATIVE AGENT,
                     --------------------
THE LENDERS, THE L/C ISSUER, THE DOCUMENTATION AGENT AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT,

COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE L/C ISSUER, THE DOCUMENTATION AGENT, THE LENDERS OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

     SECTION 10.16. Confidentiality; Disclosure.
                    ---------------------------

          (a) The Administrative Agent and each of the Lenders shall hold all non-public information obtained pursuant to the requirements of this Agreement (which has been identified as such by the Borrower) in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and will use such information only in connection with the transactions contemplated by this Agreement, and in any event may make disclosure of any such information (i) to the Administrative Agent or any Lender, (ii) to the extent required by law (including statute, rule, regulation or judicial process), (iii) to counsel for any Lender or the Administrative Agent or to their respective accountants, each of whom shall also be bound by the confidentiality obligations set forth herein, (iv) to bank examiners and auditors and appropriate government examining authorities, (v) to the extent necessary or appropriate in connection with any litigation to which any Lender or the Administrative Agent is a party, or (vi) to any actual or prospective participant in or assignee of any rights and obligations of such Lender under this Agreement. In connection with any disclosure permitted above, the disclosing party will inform the recipient of the confidential nature of the information being disclosed and use its best efforts to obtain an undertaking from the recipient to abide by the restrictions of this Section 10.16.
                                                        -------------

          (b) Nothing in this Agreement shall require the Borrower to disclose any information if such disclosure would violate any federal government prohibitions on the disclosure of classified or confidential information.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                         WHITTAKER CORPORATION


                         By: /s/ JOHN K. OTTO
                            ------------------------------
                           Name:  John K. Otto
                           Title:  Chief Financial Officer

                         Address:  1955 N. Surveyor Avenue
                                   Simi Valley, CA 93063

                         Facsimile No.: (805) 584-4148
                         Attention: John K. Otto

                         CANADIAN IMPERIAL BANK OF COMMERCE,
                           as Administrative Agent and L/C Issuer


                         By: /s/ PAUL CHAKMAK
                            -----------------------------
                           Title: Managing Director, CIBC
                           Oppenheimer Corp. AS AGENT

                         Address:  425 Lexington Avenue
                                   New York, New York 10017

                         Facsimile No.:  (212) 856-3763
                         Attention: Agency Services

                                         LENDERS
                                         -------

                              CIBC INC., as Lender and Swingline Lender


                              By: /s/ PAUL CHAKMAK
                                 -------------------------------
                                    Title: Managing Director
                                    CIBC Oppenheimer Corp., AS
                                    AGENT

                              Notice Address:
                                   350 South Grand Avenue
                                   Suite 2600
                                   Los Angeles, CA 90071

                              Facsimile No.: (213) 346-0157

                              Attention: Mr. Paul Chakmak

                              Domestic
                              Office: Two Paces West
                                      2727 Paces Ferry Road
                                      Suite 1200
                                      Atlanta, Georgia 30339

                              Facsimile No.: (770) 319-4817

                              Attention: Ms. Kelli Jones

                              Eurodollar
                              Office:  Two Paces West
                                       2727 Paces Ferry Road
                                       Suite 1200
                                       Atlanta, Georgia 30339

                              Facsimile No.: (770) 319-4817

                              Attention: Ms. Kelli Jones

                              THE FIRST NATIONAL BANK OF CHICAGO


                              By: /s/ MARK A. ISLEY
                                 -------------------------------
                                   Title: FIRST VICE PRESIDENT

                              Notice Address:
                                   777 South Figueroa Street
                                   4th Floor
                                   Los Angeles, CA 90017

                              Facsimile No.: (213) 683-4949

                              Attention: Victoria Regan

                              Domestic and Eurodollar Office:
                                   One First National
                                    Plaza 0634 1/0
                                   Chicago, Illinois 60670

                              Facsimile No.: (312) 732-4840

                              Attention: Sharon Bosch

                              VAN KAMPEN AMERICAN CAPITAL
                              PRIME RATE INCOME TRUST

                              By: /s/ JEFFREY W. MAILLET
                                 ------------------------------
                                   Title:

                              Notice Address:
                                   One Park View Plaza
                                   Second Floor
                                   Oak Brook Terrace, IL 60180

                              Facsimile No.: (630) 684-6740

                              Attention: Jeff Maillet

                              Domestic and Eurodollar Office:
                                   One Park View Plaza
                                   Second Floor
                                   Oak Brook Terrace, IL 60180

                              Facsimile No.: (630) 684-6740

                              Attention: Jeff Maillet

                              BANQUE PARIBAS

                              By: /s/ MARC A. PREISER
                                 -------------------------------
                                   Title: ASST. VICE PRESIDENT


                              By: /s/ JOHN W. KOPCHA
                                 -------------------------------
                                   Title: VICE PRESIDENT


                              Notice Address:
                                   2029 Century Park East
                                   Suite 3900
                                   Los Angeles, CA 90067

                              Facsimile No.: (310) 556-8759 or
                                              (310) 556-3157

                              Attention: Marc A. Preiser

                              Domestic and Eurodollar Office:
                                   2029 Century Park East
                                   Suite 3900
                                   Los Angeles, CA 90067

                              Facsimile No.: (310) 556-8759 or
                                              (310) 556-3157

                              Attention: Shirley Williams

                                                                      SCHEDULE I





                                REVOLVING                      TERM                             AGGREGATE
LENDER                          PERCENTAGE                   PERCENTAGE                         PERCENTAGE
------                          ----------                   ----------                         ----------

CIBC Inc.                       38.461538%                    56.730770%                         47.058824%

The First National Bank
 of Chicago                     30.769231%                    15.384615%                         23.529412%

Van Kampen American
 Capital                         7.692309%                    16.346155%                         11.764705%

Banque Paribas                  23.076922%                    11.538462%                         17.647059%
                                ---------                     ---------                          ---------
                                      100%                          100%                               100%

                                                                    SCHEDULE III




                                                    Subsidiaries
                                                      Place of            Date            Shares
Name                                                Incorporation      Incorporated     Outstanding        Owned
----------------------------------------------------------------------------------------------------------------

Aviant Information, Inc.                             California           10/29/79       38,000,000          100%

Metropolitan Financial Services Corporation            Colorado           09/25/74              100          100%

Park Chemical Company                                  Michigan           11/11/11            1,000          100%

Whittaker Communications, Inc.                       California           06/07/79            1,000          100%

Whittaker Controls, Inc.                             California           07/12/79            1,000          100%

Whittaker Corp.                                           Maine           09/05/69            1,000          100%

Whittaker Development Co.                              Delaware           06/01/82            1,000          100%

Whittaker Ordnance, Inc.                               Delaware           01/04/70                1          100%

Whittaker Porta Bella Development, Inc.              California           10/27/94            1,000          100%

Whittaker Services Corporation                       California           11/05/92            1,000          100%

Whittaker Technical Products, Inc.                     Colorado           10/28/91            1,000          100%


                                                                     SCHEDULE IV

                          EXISTING LETTERS OF CREDIT

                                    NONE